EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
-----------------------------------------------x
                                              :
In re:                                        :     Chapter 11
                                              :     Case No. 02- 40667 (BRL)
           GUILFORD MILLS, INC., et al.,      :
                                              :
                                              :     (Jointly Administered)
                                    Debtors.  :
-----------------------------------------------x







                          JOINT PLAN OF REORGANIZATION








Dated:   July 11, 2002
         New York, New York


                                        TOGUT, SEGAL & SEGAL LLP
                                        Bankruptcy Counsel for Guilford Mills,
                                          Inc., et al.
                                        Debtors and Debtors in Possession
                                        One Penn Plaza - Suite 3335
                                        New York, New York  10119
                                        (212) 594-5000

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                                TABLE OF CONTENTS

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TABLE OF EXHIBITS.................................................................viii

ARTICLE I
DEFINITIONS..........................................................................1

       1.1        "A-Advanced".......................................................1
       1.2        "Administrative Bar Date"..........................................1
       1.3        "Administrative Expense Claim".....................................1
       1.4        "Allowed"..........................................................1
       1.5        "Altamira Trust"        ...........................................2
       1.6        "Altamira Trust Agreement".........................................2
       1.7        "Altamira Trust Assets"............................................2
       1.8        "Altamira Trustee".................................................2
       1.9        "Altamira Trust Notes".............................................2
       1.10       "Available Cash"...................................................2
       1.11        "Avoidance Actions"...............................................2
       1.12       "Ballot"...........................................................2
       1.13       "Banks" ...........................................................2
       1.14       "Bankruptcy Code"..................................................2
       1.15       "Bankruptcy Court".................................................2
       1.16       "Bankruptcy Rules".................................................3
       1.17       "Bar Date".........................................................3
       1.18       "Business Day".....................................................3
       1.19       "Cash".............................................................3
       1.20       "Causes of Action".................................................3
       1.21       "CIT"..............................................................3
       1.22       "CIT Agreement"....................................................3
       1.23       "Claim"............................................................3
       1.24       "Class"............................................................3
       1.25       "Class [__] Claim" or "Class [__] Interest"........................3
       1.26       "Collateral".......................................................3
       1.27       "Confirmation Date"................................................4
       1.28       "Confirmation Hearing".............................................4
       1.29       "Confirmation Order"...............................................4
       1.30       "Creditors' Committee".............................................4
       1.31       "Debtor(s)"........................................................4
       1.32       "Debtor(s) in Possession"..........................................4
       1.33       "DIP Credit Agreement".............................................4
       1.34       "DIP Lenders"......................................................4
       1.35       "DIP Loan".........................................................4
       1.36       "Discontinued Operations Account"..................................4
       1.37       "Discontinued Operations Assets"...................................4
       1.38       "Discontinued Operations Trust"....................................5


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       1.39       "Discontinued Operations Trust Agreement"..........................5
       1.40       "Discontinued Operations Trustee"..................................5
       1.41       "Discontinued Operations Trust Notes"..............................5
       1.42       "Disclosure Statement".............................................5
       1.43       "Disclosure Statement Order".......................................5
       1.44       "Disputed Claim"...................................................5
       1.45       "Disputed Claims Reserve"..........................................5
       1.46       "Disputed Interest"................................................6
       1.47       "Disputed Interest Reserve"........................................6
       1.48       "Distribution".....................................................6
       1.49       "Distribution Agent"...............................................6
       1.50       "Effective Date"...................................................6
       1.51       "Employee Benefit Claims"..........................................6
       1.52       "Employee Benefit Plans"...........................................6
       1.53       "ERISA"............................................................6
       1.54       "Estate"...........................................................6
       1.55       "Executory Contracts"..............................................6
       1.56       "Exit Facility"....................................................6
       1.57       "Face Amount"......................................................7
       1.58       "Final Order"......................................................7
       1.59       "GMI"..............................................................7
       1.60       "Intercompany Claim"...............................................7
       1.61       "Interest".........................................................7
       1.62       "Interest Holder"..................................................7
       1.63       "Interest Holder Bar Date".........................................7
       1.64       "Issued Interest"..................................................7
       1.65       "Liabilities"......................................................7
       1.66       "Lien".............................................................8
       1.67       "Litigation Claims"................................................8
       1.68       "Majority of the Secured Lenders"..................................8
       1.69       "New Common Stock".................................................8
       1.70       "New Term Notes"...................................................8
       1.71       "Non-Qualified Benefit Plans"......................................8
       1.72       "Noteholders"......................................................8
       1.73       "Old Common Stock".................................................8
       1.74       "PBGC".............................................................8
       1.75       "Person"...........................................................8
       1.76       "Petition Date"....................................................9
       1.77       "Pine Grove Collective Bargaining Agreement".......................9
       1.78       "Plan".............................................................9
       1.79       "Priority Claims"..................................................9
       1.80       "Priority Non-Tax Claim"...........................................9
       1.81       "Priority Tax Claim"...............................................9
       1.82       "Professionals"....................................................9
       1.83       "Qualified Benefit Plans"..........................................9
       1.84       "Rabbi Trust"......................................................9
       1.85       "Record Date"......................................................9


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       1.86       "Reinstated".......................................................9
       1.87       "Reorganization Case"..............................................9
       1.88       "Reorganized Debtors"..............................................9
       1.89       "Reorganized GMI".................................................10
       1.90       "Reorganized Subsidiaries"........................................10
       1.91       "Schedules".......................................................10
       1.92       "Secured Bank Claims".............................................10
       1.93       "Secured Claim"...................................................10
       1.94       "Secured Lenders".................................................10
       1.95       "Secured Noteholder Claims".......................................10
       1.96       "Subsidiary(ies)".................................................10
       1.97       "Subsidiary Interest".............................................10
       1.98       "Unissued Interests"..............................................10
       1.99       "Unsecured Claim".................................................10
       1.100       "Voting Deadline"................................................10
       1.101      "Wachovia"........................................................10
       1.102      "Wachovia Guaranty Claim".........................................10
       1.103      "Welfare Benefits"................................................11

ARTICLE II
INTERPRETATION; APPLICATION OF
DEFINITIONS AND RULES OF CONSTRUCTION...............................................11

ARTICLE III
PAYMENT OF DIP LOAN, ADMINISTRATIVE
EXPENSE CLAIMS AND PRIORITY TAX CLAIMS..............................................11

       3.1        Repayment of DIP Loan.............................................11
       3.2        Administrative Expense Claims.....................................12
       3.3        Priority Tax Claims...............................................12
       3.4        Priority Non-Tax Claims...........................................12

ARTICLE IV
CLASSIFICATION OF CLAIMS AND INTERESTS..............................................12

       4.1        Claims Against and Interests in the Debtors.......................12

           4.1.1     Class 1........................................................12
           4.1.2     Class 2........................................................13
           4.1.3     Class 3........................................................13
           4.1.4     Class 4........................................................13
           4.1.5     Class 5........................................................13
           4.1.6     Class 6........................................................13
           4.1.7     Class 7........................................................13
           4.1.8     Class 8........................................................13
           4.1.9     Class 9........................................................13
           4.1.10    Class 10.......................................................13


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ARTICLE V
TREATMENT OF CLAIMS AND INTERESTS UNDER THE PLAN....................................13

       5.1        Designation of Treatment..........................................13
       5.2        Claims Against and Interests in the Debtors.......................13

           5.2.1     Class 1: Secured Lender Claims.................................13
           5.2.2     Class 2:  Wachovia Guaranty Claim..............................14
           5.2.3     Class 3: Unsecured Claims......................................14
           5.2.4     Class 4:  Employee Benefit Claims..............................14
           5.2.5     Class 5:  Litigation Claims....................................15
           5.2.6     Class 6:  PBGC.................................................15
           5.2.7     Class 7:  Intercompany Claims..................................15
           5.2.8     Class 8: GMI Interests.........................................15
           5.2.9     Class 9:  Subsidiary Interests.................................16
           5.2.10    Class 10:  Unissued Interests..................................16

ARTICLE VI
IMPAIRED AND UNIMPAIRED CLASSES OF
CLAIMS AND INTERESTS UNDER THE
PLAN;  ACCEPTANCE OR REJECTION OF THE PLAN..........................................16

       6.1        Holders of Claims and Interests Entitled to Vote..................16
       6.2        Acceptance by Unimpaired Classes..................................16
       6.3        Elimination of Classes............................................16
       6.4        Non-consensual Confirmation.......................................17
       6.5        Revocation of the Plan............................................17

ARTICLE VII
MEANS OF IMPLEMENTATION OF THE PLAN.................................................17

       7.1        Continued Corporate Existence.....................................17
       7.2        Corporate Action..................................................17

           (a)       Corporate Action...............................................17
           (b)       Certificates of Incorporation and By-Laws......................17
           (c)       Cancellation of Interests......................................18
           (d)       Closing of Subsidiaries' Cases.................................18

       7.3        The Discontinued Operations Trust.................................18

           (a)       Establishment of the Discontinued Operations Trust.............18
           (b)       Purpose of the Discontinued Operations Trust...................18
           (c)       Transfer of Assets.............................................18
           (d)       Valuation of Assets............................................19
           (e)       Investment Powers of the Discontinued Operations
                     Trustee and Permitted Cash Expenditures........................19


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           (f)       Annual Distribution; Withholding...............................19
           (g)       Reporting Duties...............................................20
           (h)       Termination....................................................20
           (i)       Appointment of Discontinued Operations Trustee.................20
           (j)       Allocation of Liabilities......................................21

       7.4        The Altamira Trust................................................21

           (a)       Establishment of the Altamira Trust............................21
           (b)       Transfer of Assets.............................................21
           (c)       Distributions; Withholding.....................................21
           (d)       Re-Transfer of Assets..........................................21
           (e)       Termination....................................................21
           (f)       Appointment of Altamira Trustee................................21
           (g)       Allocation of Liabilities......................................22

       7.5        Exit Facility.....................................................22
       7.6        Liquidation of Life Insurance Policies............................22
       7.7        Distributions.....................................................22
       7.8        Substantive Consolidation.........................................23
       7.9        Exemption from Certain Transfer and Related Taxes.................23
       7.10       Substantial Consummation..........................................24

ARTICLE VIII
DISTRIBUTIONS UNDER THE PLAN........................................................24

       8.1        Date of Distributions.............................................24
       8.2        Distribution Agent................................................24
       8.3        Cancellation of Certificates......................................25
       8.4        Fractional Shares ................................................25
       8.5        Distributions to Interest Holders as of the Record Date...........25
       8.6        Delivery of Distributions.........................................25
       8.7        Time Bar to Cash Payments.........................................26
       8.8        Manner of Payment Under the Plan..................................26
       8.9        Disputed Claims and Interests Reserve.............................26
       8.10       Setoffs...........................................................26
       8.11       Allocation of Consideration.......................................26


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ARTICLE IX
DISPUTED CLAIMS AND INTERETS UNDER THE PLAN.........................................27

       9.1        Prosecution of Objections.........................................27
       9.2        Distributions Pending Allowance...................................27
       9.3        Distributions After Allowance.....................................28

ARTICLE X
EXECUTORY CONTRACTS UNDER THIS PLAN.................................................28

       10.1       General Treatment.................................................28
       10.2       Amendments to List of Assumed Executory
                  Contracts: Effect of Amendments...................................28
       10.3       Bar to Rejection Damages..........................................29
       10.4       Benefit Plans.....................................................29

           (a)       Qualified Benefit Plans........................................29
           (b)       Employee Benefit Plans.........................................29
           (c)       Welfare Benefits...............................................29

       10.5       Treatment of Certain GMI Directors and Officers...................29
       10.6       Pine Grove Collective Bargaining Agreement........................30

ARTICLE XI
CONDITIONS PRECEDENT TO THE
CONFIRMATION DATE AND THE EFFECTIVE DATE............................................30

       11.1       Conditions to Confirmation of the Plan............................30
       11.2       Conditions to Effective Date of the Plan..........................30
       11.3       Waiver of Conditions Precedent....................................31

ARTICLE XII
EFFECT OF CONFIRMATION..............................................................32

       12.1       Reorganized Debtors' Authority....................................32
       12.2       Vesting and Liens.................................................32
       12.3       Discharge of the Debtors..........................................32

           (a)       Scope..........................................................32
           (b)       Injunction.....................................................33

       12.4       Term of Injunctions or Stays......................................33


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ARTICLE XIII
RELEASES, INJUNCTION AND WAIVER OF CLAIMS...........................................33

       13.1       Release of Debtors, Debtors in Possession,
                  DIP Lenders and Secured Lenders...................................33
       13.2       Release of Directors and Officers.................................33
       13.3       Injunctions.......................................................33

           (a)       General Injunction.............................................34
           (b)       Other Releases.................................................34

       13.4       Avoidance and Recovery Actions....................................34

ARTICLE XIV
ADMINISTRATIVE PROVISIONS...........................................................35

       14.1       Further Documents and Action......................................35
       14.2       Creditors' Committee..............................................35

ARTICLE XV
RETENTION OF JURISDICTION...........................................................35

       15.1       Retention of Jurisdiction.........................................35
       15.2       Amendment or Modification of the Plan.............................37

ARTICLE XVI
COMPROMISES AND SETTLEMENTS.........................................................37

ARTICLE XVII
MISCELLANEOUS PROVISIONS............................................................38

       17.1       Directors and Officers............................................38
       17.2       Key Employee Retention and Bonus Plan.............................38
       17.3       Payment of Statutory Fees.........................................38
       17.4       Severability of Plan Provisions...................................38
       17.5       Governing Law.....................................................39
       17.6       Notices ..........................................................39
       17.7       Controlling Documents.............................................41
       17.8       Reservation of Rights.............................................41
       17.9       Binding Effect ...................................................42

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                                TABLE OF EXHIBITS

Exhibit 1:     Secured Lender Distributions

Exhibit 2:     List of Executory Contracts to be Assumed

Exhibit 3:     Summary of Terms of Key Employee Retention and Bonus Plan

                          JOINT PLAN OF REORGANIZATION


                     Guilford Mills, Inc., et al. and certain of its subsidiaries, as debtors and debtors in possession, respectfully propose the following Joint Plan of Reorganization dated as of July 11, 2002 pursuant to the provisions of chapter 11 of title 11 of the United States Code.


                                    ARTICLE I

                                   DEFINITIONS

                     The following terms, when used in this Plan or any subsequent amendments or modifications, shall have the meanings defined below:

                     1.1 "A-Advanced" means A-Advanced Mini Storage, LLC, a limited liability company in which GMI owns 50% of the membership interests.

                     1.2 "Administrative Bar Date" means the date established by the Bankruptcy Court that shall constitute the final date by which any Administrative Expense Claim must be asserted against the Debtors.

                     1.3 "Administrative Expense Claim" means any right to payment constituting a cost or expense of administration of the Reorganization Case allowed under sections 503(b) and 507(a)(1) of the Bankruptcy Code, including (a) any actual and necessary costs and expenses of preserving the Estate, (b) any actual and necessary costs and expenses of operating the business of the Debtors, (c) any indebtedness or obligations incurred or assumed by the Debtors in Possession in connection with the conduct of their business,
(d) any allowances of compensation and reimbursement of expenses to the extent allowed by Final Order under sections 330 or 331 of the Bankruptcy Code, whether before or after the Effective Date, and (e) any fees or charges assessed against the Estate under section 1930, title 28, United States Code, including post-Confirmation Date and post-Effective Date fees and charges.

                     1.4 "Allowed" means, with reference to any Claim or Interest, (a) any Claim against or Interest in the Debtors, proof of which was filed within the applicable period of limitation fixed by the Bankruptcy Court in accordance with Rule 3003(c)(3) of the Bankruptcy Rules (i) as to which no objection to the allowance thereof has been interposed within the applicable period of limitation fixed by this Plan, the Bankruptcy Code, the Bankruptcy Rules or a Final Order, or (ii) as to which no action has been commenced to avoid such Claim or Interest within the applicable period of limitation fixed by this Plan, or (iii) as to which an objection has been interposed or Avoidance Action commenced, only to the extent such Claim or Interest has been allowed (whether in whole or in part) by a Final Order, (b) if no proof of Claim was so filed, any Claim against or Interest in the Debtors which has been listed by the Debtors in their Schedules, as such Schedules may be amended from time to time in accordance with Rule 1009 of the Bankruptcy Rules, as liquidated in amount and not disputed or contingent, (c) any Claim arising from the recovery of property under sections 550 or 553 of the Bankruptcy Code and allowed in accordance with section 502(h) of the Bankruptcy Code or (d) any Claim deemed as allowed by the Plan or by Final Order.

                     1.5 "Altamira Trust" means the trust to be created on the Effective Date, in accordance with Article VII of the Plan, and governed by the Altamira Trust Agreement.

                     1.6 "Altamira Trust Agreement" means the agreement to be dated as of the Effective Date establishing and delineating the terms and conditions of the Altamira Trust, which agreement is incorporated into, and made a part of, the Plan.

                     1.7 "Altamira Trust Assets" means the assets that will be transferred to the Altamira Trust on the Effective Date, which will be identified in a supplement to the Plan that will be filed before the Confirmation Hearing and which will be of a value not less than $22 million.

                     1.8 "Altamira Trustee" means the Person appointed by the Debtors with the consent of a Majority of the Secured Lenders in accordance with the Altamira Trust Agreement to administer the Altamira Trust.

                     1.9 "Altamira Trust Notes" means those certain promissory notes in the aggregate principal amount of $22 million to be issued on the Effective Date by the Altamira Trust to the Secured Lenders and secured by liens and security interests in the Altamira Trust Assets and all proceeds thereof. The Altamira Trust Notes shall be payable with proceeds of the trust assets as and when liquidated, with interest accruing at 10%. If not paid in full sooner, the Altamira Trust Notes are payable in full three (3) years from their date of issuance.

                     1.10 "Available Cash" means the amount of Cash or Cash equivalents available to make distributions to holders of Allowed Claims in accordance with (and to the extent required by) the Plan, excluding Cash in the Discontinued Operations Account, Cash necessary to pay the DIP Loan, and Cash available under the Exit Facility.

                     1.11 "Avoidance Actions" means rights, claims and causes of action of the bankruptcy estate of the Debtors arising under Chapter 5 of the Bankruptcy Code.

                     1.12 "Ballot" means the form or forms distributed to each holder of an impaired Claim or Interest on which is to be indicated acceptance or rejection of this Plan.

                     1.13 "Banks" mean Bank One, N.A., Branch Banking and Trust Company, General Electric Capital Corporation and Wachovia Bank, National Association, the holders of the Claims of the prepetition secured banks, and their successors and assigns.

                     1.14 "Bankruptcy Code" means the Bankruptcy Reform Act of 1978, as amended and as codified at title 11, United States Code.

                     1.15 "Bankruptcy Court" means the United States District Court for the Southern District of New York having jurisdiction over the Reorganization Case and, to the extent of any reference under section 157, title


                                       2
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28, United States Code, the unit of such District Court constituted under section 151, title 28, United States Code.

                     1.16 "Bankruptcy Rules" means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075, title 28, United States Code, and the Local Rules of the Bankruptcy Court.

                     1.17 "Bar Date" means such date(s) fixed by Order(s) of the Bankruptcy Court by which proofs of Claim or requests for allowance of Administrative Expense Claims must be filed; provided, however, that the Confirmation Order shall fix a separate date by which applications by Professionals for the allowance of compensation and reimbursement of expenses pursuant to sections 330 and 331 of the Bankruptcy Code must be filed.

                     1.18 "Business Day" means any day other than a Saturday, a Sunday, any other day on which banking institutions in the States of New York North Carolina are required or authorized to close by law or executive order.

                     1.19 "Cash" means legal tender of the United States of America.

                     1.20 "Causes of Action" means any and all rights, claims, causes of action, liabilities, obligations, rights, suits, debts, sums of money, damages, judgments, and demands whatsoever, whether known or unknown, in law, equity or otherwise, excluding, however, Avoidance Actions.

                     1.21 "CIT" means The CIT Group/Commercial Lending, Inc.

                     1.22 "CIT Agreement" means the Factoring Agreement dated March 14, 2002 between GMI and CIT, and approved by the Bankruptcy Court by Final Order dated April 29, 2002 pursuant to which GMI agreed to sell, and CIT agreed to purchase, certain of GMI's accounts receivable.

                     1.23 "Claim" means (a) any right to payment from the Debtors, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, or (b) any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from the Debtors, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                     1.24 "Class" means a group of Claims or Interests as classified in Article IV under the Plan.

                     1.25 "Class [__] Claim" or "Class [__] Interest" means a Claim or Interest in the particular Class of Claims or Interests identified and described in Article IV of the Plan.

                     1.26 "Collateral" means any property, or interest in property, of the Estate subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance under the Bankruptcy Code.


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
                     1.27 "Confirmation Date" means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order on the docket of the Bankruptcy Court.

                     1.28 "Confirmation Hearing" means the hearing held by the Bankruptcy Court to consider confirmation of this Plan in accordance with section 1129 of the Bankruptcy Code, as it may be adjourned or continued from time to time.

                     1.29 "Confirmation Order" means the order of the Bankruptcy Court confirming this Plan.

                     1.30 "Creditors' Committee" means the Official Committee of Unsecured Creditors appointed in the Reorganization Case under section 1102 of the Bankruptcy Code, as it has been and may be reconstituted from time to time.

                     1.31 "Debtor(s)" means, as the context requires, one or more of Guilford Mills, Inc., Hofmann Laces, Ltd., Gold Mills, Inc. Gold Mills Farms, Inc., Mexican Industries of North Carolina, Inc., Guilford Mills (Michigan), Inc., GMI Computer Sales, Inc., GFD Services, Inc., GFD Fabrics, Inc., Raschel Fashion Interknitting, Ltd., Curtains and Fabrics, Inc., Twin Rivers Textile Printing and Finishing (a general partnership), Advisory Research Services, Inc. and Guilford Airmont, Inc.

                     1.32 "Debtor(s) in Possession" means the Debtor(s) in their capacity as debtors in possession under sections 1107(a) and 1108 of the Bankruptcy Code.

                     1.33 "DIP Credit Agreement" means the revolving credit agreement dated as of March 13, 2002, as amended, in the principal amount of up to $30 million, between Wachovia, as agent for the DIP Lenders, the DIP Lenders and GMI, as borrower, guaranteed by the other Debtors, and approved by the Bankruptcy Court by Order dated April 10, 2002.

                     1.34 "DIP Lenders" mean Wachovia and all other lenders who are parties to the DIP Credit Agreement.

                     1.35 "DIP Loan" means the outstanding balance of principal, interest, fees, charges and other assessments under the DIP Credit Agreement.

                     1.36 "Discontinued Operations Account" means the segregated account at Wachovia established during the Reorganization Case, into which, among other things, any net proceeds from the liquidation of Discontinued Operations Assets will be deposited prior to the Effective Date, but excluding tax refunds and proceeds from the surrender of life insurance policies owned by the Debtors.

                     1.37 "Discontinued Operations Assets" means the assets that will be transferred to the Discontinued Operations Trust on the Effective Date, and which will be identified in a supplement to this Plan that will be filed before the Confirmation Hearing, and which will be of an aggregate value of not less than the difference between $48 million and the Cash distributed to the Secured Lenders from the Discontinued Operations Account..


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
                     1.38 "Discontinued Operations Trust" means the trust to be created on the Effective Date, in accordance with Article VII of the Plan, and governed by the Discontinued Operations Trust Agreement.

                     1.39 "Discontinued Operations Trust Agreement" means the agreement to be dated as of the Effective Date establishing and delineating the terms and conditions of the Discontinued Operations Trust.

                     1.40 "Discontinued Operations Trustee" means the Person appointed in accordance with the Discontinued Operations Trust Agreement to administer the Discontinued Operations Trust.

                     1.41 "Discontinued Operations Trust Notes" means those certain promissory notes in the aggregate principal amount of $48 million less the amount of Cash paid to the Secured Lenders from the Discontinued Operations Account, to be issued by the Discontinued Operations Trust to the Secured Lenders on the Effective Date and secured by liens and security interests in the Discontinued Operations Assets and the proceeds thereof. The Discontinued Operations Trust Notes shall be payable with proceeds of the trust assets as set forth in the Discontinued Operations Trust Agreement, with interest accruing at 10%. If not paid in full sooner, the Discontinued Operations Trust Notes are payable in full three (3) years from their date of issuance.

                     1.42 "Disclosure Statement" means the disclosure statement relating to this Plan, dated as of the date hereof, including the exhibits and schedules thereto, as the same may be amended, modified or supplemented from time to time.

                     1.43 "Disclosure Statement Order" means the order of the Bankruptcy Court approving the Disclosure Statement as containing adequate information pursuant to section 1125 of the Bankruptcy Code.

                     1.44 "Disputed Claim" means a Claim, or a portion of a Claim against a Debtor not previously Allowed: (a) to the extent that allowance of such Claim is the subject of an objection or a motion to estimate interposed by a party in interest, (b) which is scheduled by a Debtor as disputed, contingent or unliquidated, (c) proof of which has been filed as unliquidated or contingent, (d) proof of which was not timely filed, or (e) prior to the time that an objection has been or may be timely filed, to the extent that the Claim as filed exceeds the amount of the Claim as scheduled by the Debtor as not disputed, contingent or unliquidated.

                     1.45 "Disputed Claims Reserve" means such Cash reserve as may be established on the Effective Date by Reorganized GMI, with respect to any Disputed Claim, which reserve shall be set aside in a separate interest-bearing account in amounts sufficient for the Distribution Agent to make Distributions on account of each Disputed Claim in accordance with the provisions of this Plan in the event such Disputed Claim becomes an Allowed Claim.


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
                     1.46 "Disputed Interest" means an Interest, or portion of an Interest in a Debtor, to the extent that allowance of such Interest is the subject of an objection interposed by a party in interest.

                     1.47 "Disputed Interest Reserve" means a reserve of New Common Stock as may be established on the Effective Date by Reorganized GMI, with respect to any Disputed Interest, in numbers sufficient to make Distributions on account of the Disputed Interest in accordance with the provisions of the Plan in the event such Disputed Interest becomes an Allowed Interest.

                     1.48 "Distribution" means a payment and/or distribution of Cash or New Common Stock or other consideration to be made to holders of Allowed Claims or Allowed Interests in accordance with the terms and conditions of this Plan.

                     1.49 "Distribution Agent" means the Person, designated by GMI (which can be Reorganized GMI) with the consent of a Majority of the Secured Lenders and the Creditors' Committee, who will make Distributions under the Plan.

                     1.50 "Effective Date" means the date that is at least eleven (11) days (calculated under Bankruptcy Rule 9006) after the Confirmation Date, if no stay of the Confirmation Order is then in effect, and on which date the transactions and distributions contemplated to be made under the Plan are to be effected.

                     1.51 "Employee Benefit Claims" means any Claim by a present or former employee of a Debtor that arises under an Employee Benefit Plan.

                     1.52 "Employee Benefit Plans" means the Non-Qualified Benefit Plans, any pre-Petition Date severance programs, and any written severance agreements between a current or former employee and a Debtor.

                     1.53 "ERISA" means the Employee Retirement, Income and Security Act, 29 U.S.C. 1001, et seq., as amended.

                     1.54 "Estate" means the bankruptcy estate of the Debtors created as of the Petition Date pursuant to section 541 of the Bankruptcy Code and being comprised of all property, rights and interests of the Debtors, whether existing as of the Petition Date or acquired thereafter.

                     1.55 "Executory Contracts" means pre-Petition Date contracts and leases, which have not expired, or were not terminated, prior to the Effective Date and under which performance by the parties thereto remains due to some extent.

                     1.56 "Exit Facility" means the credit agreement (as amended, modified or otherwise supplemented from time to time) to become effective as of the Effective Date, between Reorganized GMI and the financial institutions from time to time parties thereto (the "Exit Facility Lenders"), guaranteed by the Reorganized Subsidiaries, pursuant to which amounts will be available sufficient to pay the DIP Loan in full, replace letters of credit issued prior to the Petition Date, and to provide an additional $10 million in revolving credit loans. The Exit Facility will be secured by first priority liens and security interests on substantially all of the Reorganized Debtors' tangible and intangible assets including, without limitation, intellectual property, real property and the capital stock of each Reorganized Subsidiary (except that the liens shall be limited to 65% of the interests held by GMI in its non-debtor foreign subsidiaries and affiliates), and excluding any assets pledged to CIT as collateral for any of GMI's obligations under the CIT Agreement, and will be payable in full three (3) years from the Effective Date or as otherwise agreed between Reorganized GMI and the Exit Facility Lenders.

                     1.57 "Face Amount" means, with respect to any Disputed Claim, the lesser of (i) the liquidated amount, if any, set forth in the Claim as filed; (ii) the amount as estimated by the Bankruptcy Court in accordance with section 502(a) of the Bankruptcy Code; or (iii) such amount as may be agreed to by the holder of the Disputed Claim for purposes of establishing the Disputed Claims Reserve.

                     1.58 "Final Order" means (a) an order as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceeding for reargument or rehearing shall then be pending, or (b) if an appeal, writ of certiorari, reargument or rehearing thereof has been filed or sought, such order shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied or reargument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Bankruptcy Rules, may be filed with respect to such order shall not cause such order not to be a Final Order.

                     1.59 "GMI" means Guilford Mills, Inc.

                     1.60 "Intercompany Claim" means a Claim of a Debtor against another Debtor.

                     1.61 "Interest" means Issued Interests and Unissued Interests.

                     1.62 "Interest Holder" means a Person that is a beneficial holder of an Interest.

                     1.63 "Interest Holder Bar Date" means the date fixed by the Bankruptcy Court by which proofs of Interest must be filed.

                     1.64 "Issued Interest" means any interest in a Debtor represented by (a) duly authorized, validly issued and outstanding shares of stock, or (b) the restricted stock units previously awarded pursuant to GMI's non-employee director stock plan, or (c) shares of restricted stock previously awarded.

                     1.65 "Liabilities" means any and all costs, expenses, actions, causes of action, suits, controversies, damages, claims, liabilities or demands of any nature, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, liquidated or unliquidated, matured or not matured, contingent or direct, whether arising at common law, in equity, or under any statute, based in whole or in part on any act or omission or other occurrence taking place on or prior to the Effective Date.

                     1.66 "Lien" has the meaning assigned to such term in
section 101(37) of the Bankruptcy Code (but a lien that is subject to avoidance in accordance with sections 544, 545, 546, 547, 548 or 549 of the Bankruptcy Code shall not constitute a Lien).

                     1.67 "Litigation Claims" means lawsuits or non-judicial administrative proceedings commenced against a Debtor in a non-bankruptcy forum prior to the Petition Date.

                     1.68 "Majority of the Secured Lenders" means Banks holding two-thirds (2/3) of the Secured Bank Claims and Noteholders holding two-thirds (2/3) of the Secured Noteholder Claims.

                     1.69 "New Common Stock" means the shares of common stock in Reorganized GMI to be issued on the Effective Date.

                     1.70 "New Term Notes" means term notes in the aggregate principal amount of $135 million to be issued by GMI to the Secured Lenders on the Effective Date, guaranteed by the Reorganized Subsidiaries, and secured by second priority liens and security interests on substantially all of the Reorganized Debtors' tangible and intangible assets, including, without limitation, intellectual property, real property and the capital stock of each Reorganized Subsidiary (except that the liens shall be limited to 65% of the interests held by GMI in its non-debtor foreign subsidiaries and affiliates). The New Term Notes are payable in full three years from their date of issuance.

                     1.71 "Non-Qualified Benefit Plans" means the employee benefit plans that are not qualified under ERISA and which include the (a) Guilford Mills Inc. Executive Deferred Compensation Plan, (b) Guilford Mills, Inc. Excess Benefit Plan, (c) Guilford Mills, Inc. Senior Management Supplemental Retirement Plan, (d) Guilford Mills, Inc. Officers Retirement Plan,
(e) Guilford Mills, Inc. Nonqualified Pension Option Plan, and (f) Hanover Falk Deferred Compensation Plan, but excluding stock-based benefit plans.

                     1.72 "Noteholders" means Bond Street Capital, LLC, C.M. Life Insurance Company, Massachusetts Mutual Life Insurance Company, The Prudential Insurance Company of America and the Variable Annuity Life Insurance Company, the prepetition secured senior noteholders, and their successors and assigns.

                     1.73 "Old Common Stock" means common stock of GMI, par value $0.02, issued and outstanding as of the Petition Date, excluding treasury stock held by GMI.

                     1.74 "PBGC" means the Pension Benefit Guaranty Corporation.

                     1.75 "Person" means an individual, corporation, general partnership, limited partnership, limited liability company, limited liability partnership, association, joint venture, trust, estate, unincorporated organization, or a government or any agency or political subdivision thereof.

                     1.76 "Petition Date" means March 13, 2002, the date on which the Debtors filed their petitions under chapter 11 of the Bankruptcy Code.

                     1.77 "Pine Grove Collective Bargaining Agreement" means the agreement, effective April 1, 2001, between Guilford/Gold Mills, Inc. and the Union of Needletrades, Industrial and Textile Employees, AFL-CIO-CLC and its Local No. 1493, covering employees at the Pine Grove, Pennsylvania facility of Gold Mills, Inc., one of the Subsidiaries.

                     1.78 "Plan" means this Joint Plan of Reorganization, including any schedules and exhibits hereto, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof.

                     1.79 "Priority Claims" means all Priority Non-Tax Claims and Priority Tax Claims.

                     1.80 "Priority Non-Tax Claim" means any Claim of a kind specified in sections 507(a)(3), (4), (5), (6), (7) or (9) of the Bankruptcy Code.

                     1.81 "Priority Tax Claim" means any Claim of a governmental unit of the kind specified in section 507(a)(8) of the Bankruptcy Code.

                     1.82 "Professionals" means the attorneys, accountants and other professionals whose retention has been approved by the Bankruptcy Court in the Reorganization Case.

                     1.83 "Qualified Benefit Plans" means the employee benefit plans that are qualified under ERISA, which are the (a) Guilford Mills, Inc. Pension Plan, (b) Gold Mills, Incorporated Pension Plan, (c) Guilford Mills, Inc. 401(k) Savings and Investment Plan, (d) Salaried Associates Retirement Profit Sharing Plan, and (e) Hofmann Laces Pension Plan.

                     1.84 "Rabbi Trust" means the Guilford Mills, Inc. Management Compensation Trust, which holds life insurance policies as assets for the beneficiaries under certain of the Non-Qualified Benefit Plans.

                     1.85 "Record Date" means the date established by the Bankruptcy Court as the date by which the holders of Issued Interests will be fixed for purposes of Distribution of New Common Stock. 1.86 "Reinstated" means leaving unaltered the legal, equitable and contractual rights to which a Claim or Interest entitles the holder of such Claim or Interest, in accordance with section 1124 of the Bankruptcy Code.

                     1.87 "Reorganization Case" means the case commenced on the Petition Date under chapter 11 of the Bankruptcy Code by the Debtors before the Bankruptcy Court, as consolidated for procedural purposes and referenced by Case No. 02-40667 (BRL).

                     1.88 "Reorganized Debtors" means the Debtors as reorganized pursuant to this Plan.

                     1.89 "Reorganized GMI" means GMI as reorganized pursuant to this Plan.

                     1.90 "Reorganized Subsidiaries" means the Subsidiaries as reorganized pursuant to this Plan.

                     1.91 "Schedules" means the schedules of assets and liabilities and the statements of financial affairs filed by the Debtors under section 521 of the Bankruptcy Code and the Official Bankruptcy Forms of the Bankruptcy Rules, as such have been or may be supplemented or amended from time to time.

                     1.92 "Secured Bank Claims" means the Secured Claims held by the Banks.

                     1.93 "Secured Claim" means a Claim secured by a Lien on Collateral to the extent of the value of the Collateral, as determined in accordance with section 506(a) of the Bankruptcy Code.

                     1.94 "Secured Lenders" means the Banks and Noteholders.

                     1.95 "Secured Noteholder Claims" means the Secured Claims held by the Noteholders.

                     1.96 "Subsidiary(ies)" means a Debtor or Debtors other than GMI.

                     1.97 "Subsidiary Interest" means any interest held by GMI in the other Debtors, including stock and partnership interests.

                     1.98 "Unissued Interests" means (i) all options or rights, contractual or otherwise, if any, to acquire or receive an Interest authorized as of the Petition Date; and (ii) the stockholders' rights plan adopted by the Board of Directors on July 26, 2000, and the rights issued thereunder.

                     1.99 "Unsecured Claim" means a Claim that is not a Secured Claim, Administrative Expense Claim or Priority Claim.

                     1.100 "Voting Deadline" means the date set by the Bankruptcy Court by which all Ballots for acceptance or rejection of this Plan must be received.

                     1.101 "Wachovia" means Wachovia Bank, National Association, as successor in interest to Wachovia Bank, N.A. and First Union National Bank.

                     1.102 "Wachovia Guaranty Claim" means the unconditional guaranty of payment executed and delivered by GMI in favor of Wachovia, guaranteeing payment of the principal, interest, fees, costs and other amounts arising in connection with the revolving and term loan obligations of A-Advanced to Wachovia in the maximum principal amount of $2.55 million.

                     1.103 "Welfare Benefits" means all employee-related benefits and programs provided by the Debtors that do not arise under Qualified Benefit Plans or Non-Qualified Benefit Plans.


                                   ARTICLE II

                         INTERPRETATION; APPLICATION OF
                      DEFINITIONS AND RULES OF CONSTRUCTION

                     Unless otherwise specified, all article, section, schedule or exhibit references in this Plan are to the respective article or section of, or schedule or exhibit to, this Plan. The words "herein," "hereof," "hereto," "hereunder," and other words of similar meaning refer to this Plan as a whole and not to any particular article, section, subsection or clause contained in this Plan. A term used herein that is not defined herein shall have the meaning assigned to that term in the Bankruptcy Code or in the exhibits hereto. The rules of construction contained in section 102 of the Bankruptcy Code shall apply to the construction of this Plan. The headings in this Plan are for convenience of reference only and shall not limit or otherwise affect the provisions of this Plan. Unless otherwise indicated herein, all references to dollars means United States dollars.


                                   ARTICLE III

                       PAYMENT OF DIP LOAN, ADMINISTRATIVE
                     EXPENSE CLAIMS AND PRIORITY TAX CLAIMS

                     3.1 Repayment of DIP Loan.

                     On the Effective Date, the Debtors shall pay the DIP Lenders the full amount of the DIP Loan in Cash. The Confirmation Order shall provide that upon such payment, the DIP Lenders will be deemed to have released all liens and security interests in the Debtors' assets that secure the Debtors' obligations under the DIP Credit Agreement.

                     3.2 Administrative Expense Claims.

                     As soon as practicable after the later of the Effective Date and the date the Claim becomes an Allowed Administrative Expense Claim, each holder of an Allowed Administrative Expense Claim will receive a Distribution (i) in Cash in full, or (ii) in such amounts and on such other terms as may be agreed between the holder of an Allowed Administrative Expense Claim and the Debtors; provided, however, that Administrative Expense Claims representing obligations incurred in the ordinary course of business may be paid by a Debtor or Reorganized Debtor, as the case may be, in accordance with the terms of the particular agreements under which such Administrative Expense Claims arise.

                     3.3 Priority Tax Claims.

                     As soon as practicable after the later of the Effective Date and the date the Claim becomes an Allowed Priority Tax Claim, each holder of an Allowed Priority Tax Claim will receive a Distribution (i) in Cash in full, or (ii) in such amounts and on such other terms as may be agreed between the holder of an Allowed Priority Tax Claim and the Debtors, or (iii) with interest at a fixed annual rate equal to the Federal judgment rate on the Effective Date, over a period through the sixth anniversary of the date of assessment of such Allowed Priority Tax Claim, or (iv) upon such other terms as determined by the Bankruptcy Court to provide the holder of such Allowed Priority Tax Claim deferred Cash payments having a value, as of the Effective Date, equal to such Allowed Priority Tax Claim.

                     3.4 Priority Non-Tax Claims.

                     As soon as practicable after the later of the Effective Date and the date the Claim becomes an Allowed Claim, each holder of an Allowed Priority Non-Tax Claim will receive a Distribution (i) in Cash in full, or (ii) in such amounts and on such other terms as may be agreed between the holder of the Allowed Priority Non-Tax Claim and the Debtors, or (iii) in accordance with the terms of the particular agreement under which such Priority Non-Tax Claim arose.


                                   ARTICLE IV

                     CLASSIFICATION OF CLAIMS AND INTERESTS

                     Except for Administrative Expense Claims and Priority Claims, Claims against and Interests in the Debtors are classified as follows:

                     4.1 Claims Against and Interests in the Debtors.

                     4.1.1 Class 1. Class 1 consists of all Secured Bank Claims and Secured Noteholder Claims against the Debtors, as follows:

                     4.1.1.a Class 1(a) consists of the Secured Bank Claims.

                     4.1.1.b Class 1(b) consists of the Secured Noteholder
Claims.

                     4.1.2 Class 2. Class 2 consists of the Wachovia Guaranty Claim.

                     4.1.3 Class 3. Class 3 consists of all Unsecured Claims against the Debtors except for Employee Benefit Claims, Litigation Claims and Claims of the PBGC.

                     4.1.4 Class 4. Class 4 consists of Employee Benefit Claims.

                     4.1.5 Class 5. Class 5 consists of Litigation Claims.

                     4.1.6 Class 6. Class 6 consists of the contingent unsecured Claims of the PBGC.

                     4.1.7 Class 7. Class 7 consists of all Intercompany Claims.

                     4.1.8 Class 8. Class 8 consists of all Issued Interests in GMI.

                     4.1.9 Class 9. Class 9 consists of Subsidiary Interests.

                     4.1.10 Class 10. Class 10 consists of Unissued Interests.


                                    ARTICLE V

                TREATMENT OF CLAIMS AND INTERESTS UNDER THE PLAN

                     5.1 Designation of Treatment. The following treatment shall be accorded to Claims against, and Interests in, the Debtors designated by Class.

                     5.2 Claims Against and Interests in the Debtors.

                     5.2.1 Class 1: Secured Lender Claims.

                     (a) The aggregate prepetition Allowed Claim of the Secured Lenders is in the amount of $288,382,934.27 (excluding outstanding letters of credit), which includes a compromise in the amount of $15 million of the substantially greater "make-whole" amount due under the Note Purchase Agreements. The Noteholders' agreement to such compromise is expressly conditioned upon Confirmation of the Plan.

                     (b) On the Effective Date, each holder of an Allowed Class 1 Claim shall receive, in complete satisfaction of its Claim, (i) a share of Cash in the Discontinued Operations Account, (ii) a New Term Note in principal amount equal to its share of the aggregate principal amount of all New Term Notes, (iii) a Discontinued Operations Trust Note in principal amount equal to its share of the aggregate principal amount of all Discontinued Operations Trust Notes, (iv) an Altamira Trust Note in principal amount equal to its share of the aggregate principal amount of all Altamira Trust Notes, (v) its share of 100% of the beneficial interests in the Discontinued Operations Trust, and (vi) its share of 90% of the New Common Stock (collectively, the "Secured Lenders' Distribution"). The interests described in clause (v) above shall be uncertificated, but shall be recorded in a register to be maintained in accordance with the terms of the Discontinued Operations Trust Agreement. The respective Distribution to each Bank and Noteholder is set forth on Exhibit "1". In addition, all letters of credit issued by the Banks prior to the Petition Date will be cancelled and replaced in accordance with section 7.5(b).

                     Impairment: Class 1 Claims are impaired and the holders may vote on the Plan.

                     5.2.2 Class 2: Wachovia Guaranty Claim.

                     On the Effective Date, the Wachovia Guaranty Claim shall be cancelled and discharged. Reorganized GMI shall issue a new guaranty to Wachovia in the principal amount equal to a percentage of the Wachovia Guaranty Claim equal to the percentage recovery of the Secured Lenders under the Plan. The new guaranty will be secured by the same assets that secure the New Term Notes. A copy of the new guaranty will be included in a supplement to this Plan that will be filed prior to the Confirmation Hearing.

                     Impairment: The Class 2 Claim is impaired and the holder may vote on the Plan.

                     5.2.3 Class 3: Unsecured Claims.

                     As soon as practicable after the later of the Effective Date and the date such Claim is Allowed, each holder of an Allowed Class 3 Claim shall receive, in full satisfaction of its Claim, the lesser of (i) 100% of the Allowed amount of its Claim, provided the aggregate of all Class 3 Claims does not exceed $25.6 million, and (ii) its pro rata share of $25.6 million if the aggregate of all Class 3 Claims exceeds $25.6 million.

                     Impairment: Class 3 Claims are impaired and the holders may vote on the Plan.

                     5.2.4 Class 4: Employee Benefit Claims

                     (a) As soon as practicable after the later of the Effective Date and the date such Claim is Allowed, each holder of an Allowed Class 4 Claim shall (i) receive a Distribution in an amount equal to the accrued but unpaid amount of such Claim owing on the Effective Date, and (ii) retain all legal, equitable and contractual rights to which such holder is entitled under the terms of any Employee Benefit Plan. To the extent any Employee Benefit Plan is deemed to be an Executory Contract, the Confirmation Order will provide that it shall be deemed to be assumed on the Effective Date in accordance with section 10.1, and employees shall continue to accrue whatever benefits they may be entitled to thereunder.

                     (b) On the Effective Date, Reorganized GMI shall establish a segregated account with $3 million in Cash, which may be utilized by Reorganized GMI to make post-Effective Date payments when such become due in the ordinary course of business to employees entitled to receive such payments under a Non-Qualified Benefit Plan that was subject to the Rabbi Trust prior to the Petition Date.

                     Impairment: Class 4 Claims are not impaired and the holders may not vote on the Plan.

                     5.2.5 Class 5: Litigation Claims

                     From and after the Effective Date, each Allowed Class 5 Claim holder shall retain all rights to proceed against a Debtor in an appropriate non-bankruptcy venue, but only to the extent and limit of applicable insurance coverage. Class 5 Claim holders shall have no direct Claim against a Debtor post-Confirmation for any deductible under an insurance policy or any excess over the policy coverage limits.

                     Impairment: Class 5 Claims are impaired and the holders may vote on the Plan.

                     5.2.6 Class 6: PBGC

                     The Class 6 Claim holder will retain all of its legal, equitable and contractual rights against the Debtors. All amounts due and owing to a Qualified Benefit Plan as of the Effective Date will be paid in Cash as soon as practicable after the Effective Date, with interest from the Petition Date through the date of payment.

                     Impairment: The Class 6 Claims are not impaired and the PBGC may not vote on the Plan.

                     5.2.7 Class 7: Intercompany Claims.

                     All Intercompany Claims shall be discharged and released. The holders of Intercompany Claims shall receive no other treatment on account of their Class 7 Claims.

                     Impairment: The Class 7 Claim holders are impaired and the holders may vote on the Plan.

                     5.2.8 Class 8: GMI Interests.

                     On the Effective Date, the Old Common Stock shall be cancelled, and thereafter deemed null, void and of no further force or effect. The holders of Allowed Class 8 Interests as of the Record Date shall receive their pro rata share of 10% of the New Common Stock. Distributions to holders of restricted stock shall be made with unrestricted New Common Stock. GMI shall receive no Distribution on account of its treasury stock.

                     Impairment: Class 8 Interests are impaired and the holders may vote on the Plan.

                     5.2.9 Class 9: Subsidiary Interests.

                     On the Effective Date, GMI shall retain its Subsidiary Interests.

                     Impairment: Class 9 Interests are not impaired and GMI may not vote on the Plan.

                     5.2.10 Class 10: Unissued Interests.

                     On the Effective Date, all Unissued Interests shall be cancelled or terminated, and thereafter deemed null, void and of no further force or effect. The holders of Class 10 Interests are not receiving a Distribution under the Plan.

                     Impairment: Class 10 Interest holders are deemed to have rejected the Plan and cannot vote.


                                   ARTICLE VI

                       IMPAIRED AND UNIMPAIRED CLASSES OF
                         CLAIMS AND INTERESTS UNDER THE
                    PLAN; ACCEPTANCE OR REJECTION OF THE PLAN

                     6.1 Holders of Claims and Interests Entitled to Vote.

                     (a) Each holder of an Allowed Claim or Interest, or the holder of a Claim or Interest that has been temporarily Allowed for voting purposes only under Bankruptcy Rule 3018(a), in an impaired Class of Claims or Interests shall be entitled to vote separately to accept or reject this Plan.

                     (b) Classes 1, 2, 3, 5, 7 and 8 are impaired and the holders of Allowed Claims and Interests in those Classes are entitled to vote on this Plan.

                     6.2 Acceptance by Unimpaired Classes.

                     Classes 4, 6 and 9 are unimpaired under this Plan and, accordingly, each of those Classes is conclusively presumed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code.

                     6.3 Elimination of Classes.

                     Any Class of Claims or Interests that is not occupied as of the date of the commencement of the Confirmation Hearing by an Allowed Claim or Interest, or a Claim or Interest temporarily Allowed under Bankruptcy Rule 3018, shall be deemed deleted from this Plan for purposes of voting on acceptance or rejection of this Plan, and for purposes of determining acceptance or rejection of this Plan by such Class under section 1129(a)(8) of the Bankruptcy Code.

                     6.4 Non-consensual Confirmation.

                     If any impaired Class of Claims or Interests shall not have accepted this Plan by the requisite statutory majorities provided in sections 1126(c) or 1126(d) of the Bankruptcy Code, as applicable, the Debtors may (a) request the Bankruptcy Court to confirm this Plan with respect to the Claims and Interests notwithstanding such lack of acceptance by providing fair and equitable treatment to any impaired Class voting to reject the Plan, or (b) modify this Plan in accordance with Section 15.2.

                     6.5 Revocation of the Plan.

                     The Debtors reserve the right to revoke and withdraw this Plan at any time prior to entry of the Confirmation Order, with the consent of a Majority of the Secured Lenders. If this Plan is revoked or withdrawn, then it shall be deemed null and void.


                                   ARTICLE VII

                       MEANS OF IMPLEMENTATION OF THE PLAN

                     7.1 Continued Corporate Existence.

                     The Reorganized Debtors shall continue to exist as separate corporate entities, in accordance with the applicable law in the respective jurisdictions in which they are incorporated, under their respective certificates of incorporation and by-laws in effect on the Effective Date. The certificate of incorporation and by-laws of each of the Reorganized Debtors shall satisfy the requirements of the Plan and the Bankruptcy Code and shall include, among other things, pursuant to section 1123(a)(6) of the Bankruptcy Code, a provision prohibiting the issuance of non-voting equity securities.

                     7.2 Corporate Action.

                     (a) Corporate Action. Without any further action on the part of the stockholders or directors of Reorganized GMI and in accordance with section 303 of the Delaware General Corporation Law, on the Effective Date, Reorganized GMI will distribute (i) to the holders of the Allowed Class 1 Claims, 90% of the New Common Stock in partial satisfaction of the Allowed Class 1 Claims, and (ii) to the holders of Allowed Class 8 Interests, 10% of the New Common Stock in full satisfaction of the Allowed Class 8 Interests, in accordance with this Plan.

                     (b) Certificates of Incorporation and By-Laws. On the Effective Date, the certificate of incorporation and by-laws of each Reorganized Debtor shall be amended as necessary to satisfy the provisions of the Plan and the Bankruptcy Code and shall include, among other things, a provision prohibiting the issuance of non-voting equity securities. After the Effective Date, each Reorganized Debtor may amend or modify its certificate of incorporation and by-laws in any manner consistent with the Plan, as permitted under applicable law and/or such certificate of incorporation and by-laws. After the Effective Date and to the extent not inconsistent with applicable law, each Reorganized Debtor may wind down and terminate its business.

                     (c) Cancellation of Interests. On the Effective Date, except as otherwise provided for herein, the Interests in GMI, to the extent not already cancelled, shall be cancelled and the obligations of GMI under its certificate of incorporation as of the Petition Date, any agreements, indentures, or certificates of designations governing Interests in GMI, including without limitation, any option agreements, warrants and agreements between GMI and any stockholder of GMI regarding the governance of GMI and matters relating to the transfer or registration of the Interests in GMI shall be cancelled and discharged. Reorganized GMI will file with the Securities and Exchange Commission a Form 8-A registering the New Common Stock.

                     (d) Closing of Subsidiaries' Cases. As of the Effective Date, the Reorganization Cases of the Subsidiaries shall be deemed fully administered, and a final decree closing those cases shall be entered pursuant to section 350(a) of the Bankruptcy Code and Bankruptcy Rule 3022.

                     7.3 The Discontinued Operations Trust.

                     (a) Establishment of the Discontinued Operations Trust. On the Effective Date, the Debtors, on their own behalf and on behalf of holders of Allowed Class 1 Claims shall execute the Discontinued Operations Trust Agreement and shall take all other steps necessary to establish the Discontinued Operations Trust. On the Effective Date, the Debtors shall transfer (as described in Section 7.3(c)) to the Discontinued Operations Trust all of their right, title, and interest in and to all of the Discontinued Operations Assets, (including Cash to fund the administrative costs of maintaining and operating the Discontinued Operations as provided in Section 7.6). Title to all Discontinued Operations Assets shall vest in the Discontinued Operations Trust on the Effective Date. The Debtors and any other Person that may have possession or control of Discontinued Operations Assets shall transfer possession or control of those Discontinued Operations Assets to the Discontinued Operations Trustee and shall execute documents or instruments necessary to effectuate such transfers. For tax reporting purposes, the Discontinued Operations Trust shall report on a December 31 fiscal year.

                     (b) Purpose of the Discontinued Operations Trust. The Discontinued Operations Trust shall be established for the sole purpose of liquidating the Discontinued Operations Assets and distributing the proceeds of those assets pursuant to the terms of this Plan, in accordance with Treasury Regulation Section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business. Unless otherwise required by law, all parties shall treat the Discontinued Operations Trust as a liquidating trust for all federal income tax purposes.

                     (c) Transfer of Assets.

                     (i) The transfer of the Discontinued Operations Assets to the Discontinued Operations Trust shall be made, as provided herein, and as permitted under section 1123(a)(5)(B) of the Bankruptcy Code, for the benefit of the holders of Allowed Claims in Class 1. Upon the transfer of the Discontinued Operations Assets to the Discontinued Operations Trust, the Debtors and their

Estates shall have no further interest in or with respect to the Discontinued Operations Assets, or the Discontinued Operations Trust.

                     (ii) For all federal income tax purposes only, all parties (including, without limitation, the Debtors, the Discontinued Operations Trustee and the holders of Allowed Claims in Class 1) shall treat the transfer of the Discontinued Operations Assets to the Discontinued Operations Trust, in accordance with the terms of this Plan, as a transfer to the holders of Allowed Claims in Class 1 followed by a transfer by such holders to the Discontinued Operations Trust, and the beneficiaries of the Discontinued Operations Trust shall be treated as the grantors and owners thereof.

                     (d) Valuation of Assets. On or before the Effective Date, the Debtors and the Secured Lenders shall agree upon the fair market value of the Discontinued Operations Assets as of the Effective Date. This valuation shall be used consistently by the Debtors, the Discontinued Operations Trustee, and the holders of Allowed Class 1(a) and 1(b) Claims for all federal income tax purposes.

                     (e) Investment Powers of the Discontinued Operations Trustee and Permitted Cash Expenditures. The rights and powers of the Discontinued Operations Trustee to invest Discontinued Operations Assets, the proceeds thereof, or any income earned by the Discontinued Operations Trust, shall be limited to the rights and powers that a liquidating trust, within the meaning of Treasury Regulations Section 301.7701-4(d), is permitted to hold, pursuant to the Treasury Regulations, or any modification in the Internal Revenue Service ("IRS") guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise. The Discontinued Operations Trustee may expend the Cash of the Discontinued Operations Trust (x) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Discontinued Operations Trust during liquidation, (y) to pay the reasonable administrative expenses of the Discontinued Operations Trust (including, but not limited to, any taxes imposed on the Discontinued Operations Trust) and (z) to pay the Discontinued Operations Trust Notes and satisfy any other liabilities or obligations of the Discontinued Operations Trust in accordance with this Plan or the Discontinued Operations Trust Agreement.

                     (f) Annual Distribution; Withholding. The Discontinued Operations Trustee shall distribute at least annually to the holders of the beneficial interests in the Discontinued Operations Trust, in accordance with such holders' relative beneficial interests in the Discontinued Operations Trust (or more frequently as may be set forth in the Discontinued Operations Trust Agreement), all Cash on hand (including, without limitation, all net Cash income plus all Cash proceeds from the liquidation of trust assets, and including as Cash for this purpose, all permitted investments under subsection (e) above); provided, however, that the Discontinued Operations Trustee shall, prior to making any annual or more frequent distributions of Cash, first satisfy, or provide for the obligations set forth in (x) through (z) of subsection (e) hereof). The Discontinued Operations Trustee may withhold from amounts distributable to any Person any and all amounts, which, in the Discontinued Operations Trustee's reasonable sole discretion are required to be withheld by any law, regulation, rule, ruling, directive or other governmental requirement.

                     (g) Reporting Duties. Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt by the Discontinued Operations Trustee of a private letter ruling if the Discontinued Operations Trustee so requests one, or the receipt of an adverse determination by the IRS upon audit if not contested by the Discontinued Operations Trustee), the Discontinued Operations Trustee shall file returns for the Discontinued Operations Trust as a grantor trust pursuant to Treasury Regulations Section 1.671-4(a). The Discontinued Operations Trustee shall also annually send to each holder of a beneficial interest in the Discontinued Operations Trust a statement setting forth the holder's share of items of income, gain, loss, deduction or credit and will instruct all such holders to report such items on their federal income tax returns. All such items shall be allocated, for federal income tax purposes, among the holders of the beneficial interests in the Discontinued Operating Trust in accordance with their relative beneficial interest in the Discontinued Operating Trust. The Discontinued Operations Trustee shall file (or cause to be filed) and report to holders of beneficial interests any other statements, returns or disclosures relating to the Discontinued Operations Trust that are required by any governmental unit and as may be provided in the Discontinued Operations Trust Agreement. The Discontinued Operations Trustee may request an expedited determination of taxes of the Discontinued Operations Trust under section 505(b) of the Bankruptcy Code for all returns filed for, or on behalf of the Discontinued Operations Trust for all taxable periods through the termination of the Discontinued Operations Trust.

                     (h) Termination. The Discontinued Operations Trust shall terminate no later than the fifth (5th) anniversary of the Effective Date; provided, however, that, within a period of six (6) months prior to such termination date, the Bankruptcy Court, upon motion by the Discontinued Operations Trustee, the holder of a Discontinued Operations Trust Note or a beneficiary of the Discontinued Operations Trust, may extend the term of the Discontinued Operations Trust if it is necessary to facilitate or complete the liquidation of the Discontinued Operations Trust Assets. Multiple fixed-term extensions can be obtained if the need arises and the relevant procedural requirements are satisfied. Notwithstanding the foregoing, the aggregate of all such extensions shall not exceed three (3) years, unless the Discontinued Operations Trustee receives a favorable ruling from the IRS that any further extension would not adversely affect the status of the Discontinued Operations Trust as a liquidating trust within the meaning of Treasury Regulations Section 301.7701-4(d).

                     (i) Appointment of Discontinued Operations Trustee. On or prior to the Effective Date, the Secured Lenders shall appoint a Discontinued Operations Trustee or co-Discontinued Operations Trustees in accordance with the provisions set forth in the Discontinued Operations Trust Agreement. The Discontinued Operations Trustee, in its reasonable business judgment, shall, in an expeditious but orderly manner, liquidate and convert to Cash the Discontinued Operations Assets, make timely distributions and not unduly prolong the duration of the Discontinued Operations Trust. The powers, responsibilities, duties and authority of the Discontinued Operations Trustee in furtherance of this directive, and compensation of the Discontinued Operations Trustee shall be as set forth in the Discontinued Operations Trust Agreement. For purposes of administering and liquidating the Discontinued Operations Assets, the Discontinued Operations Trustee shall be deemed the Estate's representative in accordance with section 1123 of the Bankruptcy Code.

                     (j) Allocation of Liabilities. To the fullest extent permitted by applicable law and subject to Section 7.3(c)(i), the Discontinued Operations Trust shall be solely responsible for, and shall assume, pay and discharge all liabilities, obligations or Liens attributable to the Discontinued Operations Assets, including environmental liabilities and any federal, state or local taxes, from the liquidated proceeds of the Discontinued Operations Assets.

                     7.4 The Altamira Trust

                     (a) Establishment of the Altamira Trust. On the Effective Date, the Debtors, on their own behalf, shall execute the Altamira Trust Agreement and shall take all other steps necessary to establish the Altamira Trust. Reorganized GMI shall be the beneficiary of the Altamira Trust. On the Effective Date the Debtors shall transfer (as described in Section 7.4(b)) to the Altamira Trust all of their right, title, and interest in and to all of the Altamira Trust Assets. Title to all Altamira Trust Assets shall vest in the Altamira Trust on the Effective Date. The Debtors and any other Person that may have possession or control of Altamira Trust Assets shall transfer possession or control of those Altamira Trust Assets to the Altamira Trustee and shall execute documents or instruments necessary to effectuate such transfers. For tax reporting purposes, the Altamira Trust shall report on a December 31 fiscal year.

                     (b) Transfer of Assets. The transfer of the Altamira Trust Assets to the Altamira Trust shall be made, as provided herein, and as permitted under section 1123(a)(5)(B) of the Bankruptcy Code.

                     (c) Distributions; Withholding. The Altamira Trustee shall not make any payments to the beneficiaries of the Altamira Trust until the Altamira Trust Notes have been paid as set forth in the Altamira Trust Agreement. The reporting requirements of the Altamira Trustee shall be as set forth in the Altamira Trust Agreement.

                     (d) Re-Transfer of Assets. After the Altamira Trust Notes have been paid in full, all remaining Cash and other Assets in the Altamira Trust shall immediately be transferred by the Altamira Trustee to Reorganized GMI, and the Altamira Trust shall terminate.

                     (e) Termination. The Altamira Trust shall terminate no later than the fifth (5th) anniversary of the Effective Date, provided, however, that, within a period of six (6) months prior to such termination date, the Bankruptcy Court, upon motion by a party in interest, may extend the term of the Altamira Trust if it is necessary to facilitate or complete the liquidation of the Altamira Trust Assets. Multiple extensions can be obtained if the need arises and the relevant procedural requirements are satisfied.

                     (f) Appointment of Altamira Trustee. On or prior to the Effective Date, the Debtors, with the consent of a Majority of the Secured Lenders, shall appoint an Altamira Trustee or co-Altamira Trustees in accordance with the provisions set forth in the Altamira Trust Agreement. The powers, responsibilities, duties and authority of the Altamira Trustee, and compensation of the Altamira Trustee shall be as set forth in the Altamira Trust Agreement. For purposes of administering and liquidating the Altamira Trust Assets, the Altamira Trustee shall be deemed the Estate's representative in accordance with section 1123 of the Bankruptcy Code.

                     (g) Allocation of Liabilities. The Altamira Trust shall be solely responsible for, and shall assume, pay and discharge all liabilities, obligations or Liens attributable to the Altamira Trust Assets, including environmental liabilities and any federal, state or local taxes, from the liquidated proceeds of the Altamira Trust Assets.

                     7.5 Exit Facility.

                     Reorganized GMI will enter into, as of the Effective Date, the Exit Facility, in order to (a) repay in full all amounts outstanding on the Effective Date under the DIP Loan to the extent not paid from Cash in the Discontinued Operations Account in accordance with Section 7.7(b)(i); (b) issue letters of credit to replace existing letters of credit issued prior to the Petition Date by one or more of the Banks, which existing letters of credit will be returned to the issuers of such letters of credit undrawn and marked "cancelled"; (c) to the extent necessary, make other payments required to be made on the Effective Date; or (d) provide the additional borrowing capacity required by the Reorganized Debtors following the Effective Date for working capital and to maintain their operations.

                     7.6 Liquidation of Life Insurance Policies.

                     On or prior to the Effective Date, GMI shall surrender the life insurance policies that it owns, including those in the Rabbi Trust, and the proceeds from the cash surrender value of those policies shall be used as provided in this Plan to make Distributions and other required payments. The Confirmation Order shall constitute an order of the court, required under the terms of the Rabbi Trust, to permit the distribution of proceeds to Claim holders from the surrender of life insurance policies in the Rabbi Trust.

                     7.7 Distributions.

                     (a) Except for the Secured Lenders' Distribution and Distributions to holders of Allowed Interests, all Distributions required to be made under the Plan shall be made in Cash.

                     (b) Cash will be utilized in the following manner to make
Distributions:

                  (i) Cash in the Discontinued Operations Account shall first be used to pay the DIP Loan;

                  (ii) Available Cash shall first be used to make Distributions to holders of Allowed Administrative Expense Claims, Priority Claims and classified Claims;

                  (iii) After payment of the DIP Loan and to the extent there is insufficient Available Cash, Cash in the Discontinued Operations Account shall be used to make Distributions to holders of Allowed Administrative Expense Claims, Priority Claims and classified Claims; and

                  (iv) The Exit Facility shall be used to pay the DIP Loan, if necessary, and to make Distributions to holders of Allowed Administrative Expense Claims, Priority Claims and classified Claims, if necessary.

                     (c) Distributions shall be made in the manner provided in
Article VIII of this Plan.

                     7.8 Substantive Consolidation.

                     Entry of the Confirmation Order shall constitute the approval, pursuant to section 105(a) of the Bankruptcy Code, effective as of the Effective Date, of the substantive consolidation of the Debtors' chapter 11 cases for the purposes of voting on, confirmation of and distributions under the Plan. On and after the Effective Date, (i) all assets and liabilities of the Debtors shall be deemed merged, (ii) no distributions shall be made under the Plan on account of Intercompany Claims, (iii) all guaranties of any of the Debtors of the payment, performance or collection of obligations of any of the other Debtors shall be eliminated and cancelled; (iv) any obligation of the Debtors and all guaranties thereof executed by one or more of the other Debtors shall be treated as a single obligation and such obligation shall be deemed a single Claim against the consolidated Estate; (v) all joint obligations of the Debtors, and all multiple Claims against such entities on account of such joint obligations, shall be treated and allowed only as a single Claim against the consolidated Estate; and (vi) each Claim filed in the bankruptcy cases of the Debtors shall be deemed (a) filed against the consolidated Estate, and (b) a single obligation of the consolidated Estate, provided, however, that such substantive consolidation shall not be or be deemed to be or be construed as an admission against interest or a waiver in connection with any objection to any Claim. As of the Effective Date, the bankruptcy cases of the Subsidiaries shall be deemed closed.

                     7.9 Exemption from Certain Transfer and Related Taxes.

                     Pursuant to section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of notes or equity securities under the Plan, the creation of any mortgage, deed of trust or other security interest, the making or assignment of any lease or sublease, or the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, the Discontinued Operations Trust and the Altamira Trust, including, without limitation, any merger agreements or agreements of consolidation, deeds, bills of sale or assignments executed in connection with any of the transactions contemplated under the Plan, the Discontinued Operations Trust and the Altamira Trust, shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, real estate transfer tax, mortgage recording tax, sales or use tax, or other similar tax or governmental assessment. All sale transactions consummated by the Debtors and approved by the Bankruptcy Court on and after the Petition Date through and including the Effective Date, including, without limitation, the sale by the Debtors of owned property pursuant to section 363(b) or (f) of the Bankruptcy Code and the assumption, assignment and sale by the Debtors of unexpired leases of non-residential real property pursuant to section 365(a) of the Bankruptcy Code, shall be deemed to have been made under, in furtherance of, or in connection with the Plan and, thus, shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, real estate transfer tax, mortgage recording tax, sales or use tax, or other similar tax or governmental assessment.

                     7.10 Substantial Consummation.

                     Substantial consummation of this Plan under section 1101(2) of the Bankruptcy Code shall occur on the Effective Date. Thereafter, the Reorganization Case shall remain open until such time as the Discontinued Operations Trust and the Altamira Trust terminate and all Disputed Claims and Interests are resolved. On the Effective Date, the bankruptcy cases of the Subsidiaries shall be deemed fully administered, and a final decree closing those cases shall be entered pursuant to section 350(a) of the Bankruptcy Code and Bankruptcy Rule 3022.


                                  ARTICLE VIII

                          DISTRIBUTIONS UNDER THE PLAN

                     8.1 Date of Distributions.

                     If any payment or act under this Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

                     8.2 Distribution Agent.

                     All distributions under the Plan shall be made by the Distribution Agent. GMI, with the consent of a Majority of the Secured Lenders and the Creditors' Committee, shall designate a Distribution Agent, if other than Reorganized GMI, no later than the Effective Date. A Distribution Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court, in which case Reorganized GMI shall bear all costs and expenses of procuring any such bond or surety.

                     8.3 Cancellation of Certificates.

                     On the Effective Date, any note or certificate evidencing an Allowed Claim or Interest shall be deemed null, void, cancelled and discharged without further action.

                     8.4 Fractional Shares.

                     No fractional shares of New Common Stock, or Cash in lieu thereof shall be distributed under the Plan. When any distribution pursuant to the Plan on account of an Allowed Interest would otherwise result in the issuance of a number of shares of New Common Stock that is not a whole number, the actual distribution of shares of New Common Stock shall be rounded as follows: (i) fractions of one-half (1/2) or greater shall be rounded to the next higher whole number; and (ii) fractions of less than one-half (1/2) shall be rounded to the next lower whole number. The total number of shares of New Common Stock to be distributed to holders of Class 1 Claims and Allowed Interests shall be adjusted as necessary to account for such rounding.

                     8.5 Distributions to Interest Holders as of the Record
Date.

                     As of the close of business on the Record Date, the equity register shall be closed, and, subject to the subsequent allowance of a Disputed Interest pursuant to Section 9.3, there shall be no further changes in the record holder of any Interest. GMI and Reorganized GMI shall have no obligation to recognize any transfer of any Interest occurring after the Record Date. Reorganized GMI shall instead be authorized and entitled to recognize and deal for all purposes under the Plan with only those record holders stated on the equity register as of the close of business on the Record Date, as may be amended by subsequent allowance of a Disputed Interest.

                     8.6 Delivery of Distributions.

                     Subject to Rule 9010 of the Bankruptcy Rules, and except as otherwise provided herein, Distributions shall be made as follows: (a) to holders of Allowed Class 1 claims, as set forth in the Schedule annexed to this Plan as Exhibit "1"; (b) to holders of Allowed Claims other than in Class 1, at the address of each holder as set forth in the Schedules filed with the Bankruptcy Court unless superseded by the address set forth on proofs of Claim filed by such holders (or at the last known address of such holders if no proof of Claim is filed or if the Debtors have been notified in writing of a change of address); and (c), to holders of Allowed Interests, at the address of such holder listed or recorded by the registrar or transfer agent for Interests, as of the Record Date. If any Distribution to any holder is returned as undeliverable, the Distribution Agent shall use reasonable efforts to determine the current address of such holder, but no Distribution to any such holder shall be made unless and until the Distribution Agent has determined the then current address of such holder, at which time the Distribution to that holder shall be made without interest. Amounts in respect of any undeliverable Distributions shall be held by the Distribution Agent until the Distributions are claimed. If the Distributions are not claimed by the expiration of the later of (a) ninety
(90) days from the Effective Date or (b) ninety (90) days from the actual date of the making of the Distribution (the "Unclaimed Distribution Date"), those

Distributions shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code. If no proofs of Claim are filed and the Schedules filed with the Bankruptcy Court fail to state addresses for holders of Allowed Claims, Distributions that would have been made on account of such Allowed Claims shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code at the expiration of the Unclaimed Distribution Date. After the Unclaimed Distribution Date, all unclaimed property shall be transferred to the Reorganized Debtors.

                     8.7 Time Bar to Cash Payments.

                     Checks issued by the Distribution Agent on account of Allowed Claims shall be null and void if not negotiated within ninety (90) days after the date of issuance thereof. The holder of the Allowed Claim with respect to which such check originally was issued shall make a request for a check to be reissued in writing directly to the Distribution Agent. Any Claim in respect of such a voided check shall be made in writing on or before one hundred twenty
(120) days after the date such check is issued. After such date, all Claims in respect of void checks shall be discharged and forever barred. All Cash not distributed shall be returned to the Reorganized Debtors.

                     8.8 Manner of Payment Under the Plan.

                     At the option of the Reorganized Debtors or the Distribution Agent, any Distribution of Cash other than to the Secured Lenders to be made pursuant to this Plan may be made by a check or wire transfer. Each Secured Lender shall be paid by wire transfer unless otherwise directed in writing by such Secured Lender.

                     8.9 Disputed Claims and Interests Reserve.

                     On the Effective Date, and after making all Distributions required to be made on the Effective Date, the Reorganized Debtors shall establish a Disputed Claims and Disputed Interests Reserve as necessary. Distributions from the Disputed Claims and Interests Reserve shall be governed by Article IX. Earnings in the Disputed Claims Reserve, if any, shall be paid to Reorganized GMI on a current basis. Reorganized GMI shall bear all costs of maintaining the Disputed Claims and Disputed Interests Reserves.

                     8.10 Setoffs.

                     The Reorganized Debtors may, but shall not be required to, set off against any Claim, and the payments or other Distributions to be made pursuant to the Plan in respect of such Claim, claims of any nature whatsoever that the Debtors or Reorganized Debtors may have against the holder of such Claim; provided, however, that neither the failure to exercise a right to set off nor the allowance of any Claim hereunder shall constitute a waiver or release by the Reorganized Debtors of any such claims that the Debtors or Reorganized Debtors may have against such holder. Notwithstanding the foregoing sentence, the Reorganized Debtors shall have no right of setoff against any holder of Secured Bank Claims or Secured Noteholder Claims.

                     8.11 Allocation of Consideration.

                     The aggregate consideration to be distributed to the holders of Allowed Claims under the Plan shall be treated by all parties as first satisfying an amount equal to the stated principal amount of the Allowed Claim for such holders, as determined for federal income tax purposes, and any remaining consideration as satisfying accrued, but unpaid, interest, if any.


                                   ARTICLE IX

                   DISPUTED CLAIMS AND INTERETS UNDER THE PLAN

                     9.1 Prosecution of Objections.

                     (a) Prior to the Effective Date, the Debtors or any Secured Lender may, individually or jointly, object to the allowance of any Claim or Interest, other than the Secured Lenders' Claims. The party or parties filing an objection shall be responsible for pursuing the objection. From and after the Effective Date, either the Reorganized Debtors, the relevant Secured Lenders or both will be responsible for pursuing any objections pending as of the Effective Date, and for commencing any objection to the allowance of Claims or Interests post-Confirmation.

                     (b) The Debtors or Reorganized Debtors may compromise and settle any Disputed Claims or Interests with the consent of a Majority of the Secured Lenders. The Bankruptcy Court may approve any compromises and settlements in accordance with Bankruptcy Rule 9019(a).

                     (c) On or prior to the Effective Date, the Creditors' Committee may consult with the Debtors concerning any objection to the allowance of any Claim or the compromise and settlement of any Disputed Claim.

                     (d) Unless otherwise provided herein or ordered by the Bankruptcy Court, all objections to Disputed Claims or Interests shall be served and filed no later than sixty (60) days after the Effective Date.

                     9.2 Distributions Pending Allowance.

                     Notwithstanding any other provision hereof, if any portion of a Claim or Interest is disputed, no Distribution shall be made on account of the disputed portion unless and until it is Allowed. Distribution on account of the Allowed portion of Claim or Interest shall be made on the Effective Date.

                     9.3 Distributions After Allowance.

                     Distributions to each holder of a Disputed Claim or Interest, to the extent that such Claim or Interest ultimately is Allowed, shall be made in accordance with the provisions of this Plan governing the Class in which such Claim or Interest is classified. As soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing any Disputed Claim or Interest becomes a Final Order, the Distribution Agent shall distribute to the holder of such Claim or Interest any Cash or New Common Stock that would have been distributed to such holder if the Claim or Interest had been Allowed on the Effective Date, plus any Distributions that would have been made on account of such Allowed Claim or Interest after the Effective Date, without any interest thereon. To the extent that any Disputed Claim is disallowed by Final Order, the Distribution Agent shall distribute the Cash reserved on account of such Disputed Claim to the holders of Allowed Claims until such holders have received the full Distribution to which they are entitled under the Plan, and thereafter shall return the Cash reserved in respect of such disallowed Disputed Claim to Reorganized GMI. If any Disputed Interests are disallowed by Final Order, the Distribution Agent shall distribute the New Common Stock reserved in respect of those Interests pro rata to the holders of Allowed Class 8 Interests.


                                    ARTICLE X

                       EXECUTORY CONTRACTS UNDER THIS PLAN

                     10.1 General Treatment.

                     This Plan constitutes a motion by the Debtors to reject, as of the Effective Date, all Executory Contracts to which the Debtors are a party, except for any Executory Contract that (a) has been assumed or rejected pursuant to an order of the Bankruptcy Court prior to the Effective Date, (b) is specifically listed on Exhibit 2 hereto, which contracts shall be assumed as of the Effective Date, or (c) is the subject of a separate motion filed under section 365 of the Bankruptcy Code prior to the Confirmation Date. The Debtors shall assume and pay any cure amount or other sums due under section 365 of the Bankruptcy Code for any Executory Contract assumed by the Debtors, unless otherwise agreed by the parties or ordered by the Bankruptcy Court.

                     10.2 Amendments to List of Assumed Executory Contracts:
                          Effect of Amendments.

                     The Debtors may at any time on or before the Confirmation Date amend Exhibit 2 to delete or add any Executory Contract, in which event such Executory Contract shall be deemed to be rejected or assumed, respectively, as of the Effective Date. The Debtor shall file a copy of the amended Exhibit with the Bankruptcy Court and give notice of such amendment to the parties to the Executory Contracts affected thereby and to all parties in interest entitled to receive notice. The fact that any contract or agreement is identified on
Exhibit 2 shall not constitute or be construed to constitute an admission that such contract is an Executory Contract within the meaning of section 365 of the Bankruptcy Code or that the Debtors or any successor in interest to the Debtors have any liability thereunder. With respect to assumption of any Executory Contract listed on Exhibit 2, the payment of the cure amount listed on such exhibit with respect to such Executory Contract shall be deemed a cure of any and all defaults relating to such Executory Contract.

                     10.3 Bar to Rejection Damages.

                     If the rejection of an Executory Contract under this Plan or other pending objection results in damages to the other party or parties to such contract, a Claim for such damages, if not already evidenced by a filed proof of Claim, shall be forever barred and shall not be enforceable against the Debtors, the Reorganized Debtors or their properties or interests in property or agents, successors, or assigns, unless a proof of Claim is filed with the Bankruptcy Court and served upon the Debtors and their counsel, on or before thirty (30) days after the earlier to occur of (a) the Effective Date and (b) the entry of an order by the Bankruptcy Court authorizing rejection of a particular Executory Contract.

                     10.4 Benefit Plans.

                     (a) Qualified Benefit Plans. On the Effective Date, the Qualified Benefit Plans, including programs subject to sections 1114 and 1129(a)(13) of the Bankruptcy Code, entered into before the Petition Date and that have not been terminated, shall be deemed to be, and shall be treated as if they were, Executory Contracts that are assumed in accordance with Section 10.1(b) of this Plan.

                     (b) Employee Benefit Plans. On the Effective Date, the Employee Benefit Plans shall be deemed to be, and shall be treated as if they were, Executory Contracts that are assumed in accordance with Section 10.1 of this Plan. Beneficiaries under those plans are members of Class 4 and shall receive treatment of their Claims in accordance with Section 5.2.4.

                     (c) Welfare Benefits. On the Effective Date, Welfare Benefits shall continue in the ordinary course of the Reorganized Debtors' business.

                     10.5 Treatment of Certain GMI Directors and Officers

                     Reorganized GMI will assume all of the Debtors' pre-Petition Date indemnification obligations in favor of all individuals serving as directors and officers of the Debtors (the "Management") to the extent that such obligations are covered and paid or reimbursed by the Debtors' Directors and Officers ("D&O") insurance policies, provided, however, that with respect to any obligations or claims arising out of Management's approval of the prepetition agreement dated March 5, 2002 between the Secured Lenders and the Debtors that identified and described the terms and conditions of a consensual reorganization to be implemented through the Reorganization Case and a confirmed Plan, Reorganized GMI will also pay or reimburse Management in an amount equal to the deductible under the D&O insurance policies, which aggregate amount shall not exceed $1 million under any circumstances, whether or not based on one Claim or multiple Claims under the D&O Policies. Reorganized GMI will maintain D&O insurance coverage for members of Management at an aggregate cost not to exceed $750,000 for a period of three (3) years following the Effective Date.

                     10.6 Pine Grove Collective Bargaining Agreement.

                     As of the Effective Date, Gold Mills, Inc. shall be deemed to have assumed the Pine Grove Collective Bargaining Agreement, and the Debtor's obligations thereunder shall survive Confirmation. All payments required to cure defaults in accordance with section 365(b)(1) of the Bankruptcy Code shall be made on the Effective Date or as otherwise agreed between the Debtors and the Union of Needletrades, Industrial and Textile Employees, AFL-CIO-CLC and its Local No. 1493.


                                   ARTICLE XI

                           CONDITIONS PRECEDENT TO THE
                    CONFIRMATION DATE AND THE EFFECTIVE DATE

                     11.1 Conditions to Confirmation of the Plan.

                     This Plan may not be confirmed unless each of the conditions set forth below is satisfied:

                     (a) The Disclosure Statement Order shall have been entered and become a Final Order; and

                     (b) The Confirmation Order shall be in a form reasonably acceptable to the Debtors, a Majority of the Secured Lenders and the Creditors' Committee.

                     11.2 Conditions to Effective Date of the Plan.

                     The Effective Date for this Plan may not occur unless each of the following conditions is satisfied:

                     (a) The Confirmation Order shall have been entered and become a Final Order, and shall, among other things, provide that:

                  (i) The Debtors and Reorganized Debtors are authorized and directed to take all actions necessary or appropriate to enter into, implement and consummate the contracts, agreements, instruments, releases and other documents created in connection with the Plan;

                  (ii) The provisions of the Confirmation Order are non-severable and mutually dependent;

                  (iii) Except as expressly provided in the Plan, the Debtors are discharged, effective upon the Confirmation Date, from any debt (as that term is defined in section 101(12) of the Bankruptcy Code) and the Debtors' liability thereon is extinguished completely, whether reduced to judgment or not, liquidated or unliquidated, contingent or non-contingent, asserted or unasserted, fixed or not fixed, matured or unmatured, disputed or undisputed, legal or equitable, known or unknown, or that arose from any agreement of any Debtor that has either been assumed or rejected in the chapter 11 cases or pursuant to the Plan, or obligation of any Debtor incurred before the Confirmation Date, or from any conduct of any Debtor before the Confirmation Date, or that otherwise arose before the Confirmation Date, including, without limitation, all interests, if any, on any such debts, whether interest accrued before or after the Petition Date;

                  (iv) All Interests shall be terminated and extinguished effective upon the Effective Date; and

                  (v) The New Common Stock issued under the Plan in exchange for Claims and Interests are exempt from registration under the Securities Act of 1933 pursuant to section 1145 of the Bankruptcy Code.

                     (b) The Debtors shall have entered into the Exit Facility in an amount, form and substance acceptable to the Debtors and a Majority of the Secured Lenders for the purposes set forth in Section 7.5.

                     (c) All authorizations, consents and regulatory approvals required, if any, in connection with the confirmation of the Plan shall have been obtained.

                     (d) All actions and documents necessary to implement the provisions of this Plan, including creation of the Discontinued Operations Trust and the Altamira Trust shall have been effected or executed and delivered.

                     11.3 Waiver of Conditions Precedent.

                     Other than the requirement that the Disclosure Statement Order and the Confirmation Order must be entered, the requirement that a particular condition set forth in Sections 11.1 and 11.2 hereof be satisfied may be waived or modified, in whole or in part, upon the joint consent of the Debtors and a Majority of the Secured Lenders. Any such waiver or modification of a condition precedent in Sections 11.1 and 11.2 hereof may be effected at any time, without notice, without leave or order of the Bankruptcy Court and without any other formal action.

                                   ARTICLE XII

                             EFFECT OF CONFIRMATION

                     12.1 Reorganized Debtors' Authority.

                     Until the Effective Date, the Bankruptcy Court shall retain custody and jurisdiction of the Debtors, their properties, interests in property and operations. On the Effective Date, the Debtors, their properties and interests in property and operations shall be released from the custody and jurisdiction of the Bankruptcy Court, except as provided in Section 15.1 of this Plan.

                     12.2 Vesting and Liens.

                     Except as otherwise provided in this Plan or the Confirmation Order, on the Effective Date, all Liens against any property of the Debtors shall be deemed extinguished and discharged. On the Confirmation Date, property of the Estate that is not specifically disposed of pursuant to the Plan shall revest in the relevant Debtor. Thereafter, the Reorganized Debtors may operate their business and may use, acquire and dispose of property free of any restrictions of the Bankruptcy Code, Bankruptcy Rules and the Bankruptcy Court except as otherwise provided herein. As of the Effective Date, all property of the Debtors shall be free and clear of all Claims and Interests, except as specifically provided in the Plan or the Confirmation Order. Without limiting the generality of the foregoing, the Debtors may, without application to or approval by the Bankruptcy Court, pay professional fees and expenses that they incur after the Confirmation Date, including the fees and expenses of Professionals, the DIP Lenders and Secured Lenders.

                     12.3 Discharge of the Debtors.

                     (a) Scope. The rights afforded in this Plan and the treatment of all holders of Claims or Interests herein shall be in exchange for and in complete satisfaction, discharge and release of all Claims or Interests of any nature whatsoever, including any interest accrued or expenses incurred thereon from and after the Petition Date, against the Debtors or their Estate or properties or interests in property. Except as otherwise provided in this Plan or the Confirmation Order, and subject to section 1141(d)(1) of the Bankruptcy Code, on the Effective Date, all Claims against and Liabilities of the Debtors arising on or before the Confirmation Date will be fully satisfied, discharged and released in exchange for the consideration provided hereunder, which satisfaction, discharge and release shall be effective as to each Claim or Liability regardless of whether (i) a proof of Claim therefor was filed, (ii) the Claim is an Allowed Claim, or (iii) the holder of the Claim votes to accept this Plan. All Persons shall be precluded from asserting against the Debtors or the Debtors' successors, including the Reorganized Debtors, the Discontinued Operations Trust and the Altamira Trust established under Article VII of this Plan, and their respective assets, properties or interests in property, any other Claims based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Confirmation Date.

                     (b) Injunction. Except as otherwise provided in this Plan or Confirmation Order, as of the Effective Date, all Persons that hold a Claim or Interest that is discharged or released pursuant to Section 12.3, are permanently enjoined from taking any of the following actions on account of any such discharged or released Claims or Interests: (i) commencing or continuing in any manner any action or other proceeding against the Debtors, the Reorganized Debtors, the Discontinued Operations Trust, the Altamira Trust or their respective assets or other property; (ii) enforcing, attaching, collecting or recovering in any manner any judgment, award, decree or order against the Debtors, the Reorganized Debtors, the Discontinued Operations Trust, the Altamira Trust or their respective assets or other property; (iii) creating, perfecting or enforcing any Lien or encumbrance against the Debtors, the Reorganized Debtors, the Discontinued Operations Trust, the Altamira Trust or their respective assets or other property; (iv) asserting a setoff, right of subrogation or recoupment of any kind against any obligation due to the Debtors, the Reorganized Debtors, the Discontinued Operations Trust, the Altamira Trust or their respective assets or other property; and (v) commencing or continuing any action that does not comply with or is inconsistent with this Plan.

                     12.4 Term of Injunctions or Stays.

                     Unless otherwise provided in this Plan or the Confirmation Order, all injunctions or stays provided for in the Reorganization Case pursuant to section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date. Upon the occurrence of the Effective Date, all such injunctions or stays shall be deemed terminated or vacated, with no further force and effect, subject, however, in all respects to the injunctions pursuant to Section 12.3(b) hereof.


                                  ARTICLE XIII

                    RELEASES, INJUNCTION AND WAIVER OF CLAIMS

                     13.1 Release of Debtors, Debtors in Possession, DIP Lenders
                          and Secured Lenders.

                     Without limiting the provisions of Section 12.3 of this Plan, from and after the Effective Date, the Debtors and Debtors in Possession, DIP Lenders and Secured Lenders, and their respective successors and predecessors in interest, are released from all Liabilities relating to any or all of the Debtors from the beginning of time. Nothing in this Section 13.1 shall be construed to operate to release the Debtors, the Debtors' successors, including the Reorganized Debtors, or any other Person from the obligations expressly contemplated by this Plan.

                     13.2 Release of Directors and Officers.

                     From and after the Effective Date, the Debtors and Reorganized Debtors will be deemed to have released and discharged Management, individually and collectively, from all Liabilities relating to any or all of the Debtors from the beginning of time.

                     13.3 Injunctions.

                     (a) General Injunction. The Debtors shall seek the entry of a Confirmation Order that provides for an injunction to permanently enjoin and restrain all Persons from asserting against the Debtors, the Reorganized Debtors, Management, the DIP Lenders, the Secured Lenders, the Discontinued Operations Trust, the Altamira Trust or their respective assets, any Liabilities that they are released from pursuant to Sections 13.1, 13.2 and 13.3 hereof, or from taking any of the following actions against such Persons in respect of any claim respecting any Liability so released:

                  (i) the commencement or continuation of any action or proceeding;

                  (ii) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order;

                  (iii) the creation, perfection or enforcement of any encumbrance of any kind; and/or

                  (iv) the assertion of any right of setoff, subrogation or recoupment of any kind against any obligation due from any such Person.

                     (b) Other Releases. As of the Effective Date, each holder of a Claim or Interest, each party in interest and each entity acting or claiming or purporting to act or claim by, through under or on behalf of any of the foregoing, shall forever be enjoined from the commencement or continuation of any action, the employment of process, or any act to assert a claim for relief against the Debtors, the Reorganized Debtors, the DIP Lenders, the Secured Lenders and their respective officers, directors, attorneys or other professionals, employees or agents (the "Plan Releasees") in respect of (A) any actions taken or not taken during the course of the Reorganization Case, (B) this Plan, (C) the Disclosure Statement, (D) Distributions, payments or transfers made under this Plan, (E) acts performed pursuant to this Plan, (F) any contract, release, or other agreement or document created or entered into, or any other action taken or omitted to be taken, in connection with this Plan, or (G) any Claim settled or released under or pursuant to this Plan; provided, however, that the foregoing release shall not release the Debtors or the Reorganized Debtors from their obligations under the Plan.

                     13.4 Avoidance and Recovery Actions.

                     As of the Effective Date, the Reorganized Debtors shall retain the right to prosecute, on behalf of themselves and their Estate, any avoidance or recovery actions under sections 542, 544, 545, 547, 548, 549, 550, 551 and 553 of the Bankruptcy Code or any other Causes of Action, or rights to payment of claims, that belong to or could have been raised by or on behalf of the Debtors, Debtors in Possession or the Estate.

                                   ARTICLE XIV

                            ADMINISTRATIVE PROVISIONS

                     14.1 Further Documents and Action.

                     The Debtors, the Reorganized Debtors, the Discontinued Operations Trustee and the Altamira Trustee shall execute, deliver and are authorized to file with the Bankruptcy Court, such agreements and other documents, take or cause to be taken such action as may be necessary or appropriate to effect and further evidence the terms and conditions of this Plan and to consummate the transactions and transfers contemplated by this Plan.

                     14.2 Creditors' Committee.

                     As of the Effective Date, the Creditors' Committee shall be deemed dissolved and shall have no further duties, authority or responsibility under the Bankruptcy Code, or otherwise, with respect to the Reorganized Debtors, their assets, or this Plan, and the Reorganized Debtors shall not be responsible for any fees, costs or expenses of the Creditors' Committee, its individual members or its Professionals incurred after the Effective Date.


                                   ARTICLE XV

                            RETENTION OF JURISDICTION

                     15.1 Retention of Jurisdiction.

                     As of the Effective Date, the Bankruptcy Court shall retain jurisdiction, and if the Bankruptcy Court exercises its retained jurisdiction, shall have exclusive jurisdiction, of all matters arising out of, and relating to, the Reorganization Case and this Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:

                     (a) To hear and determine pending applications for the assumption or rejection of Executory Contracts, if any are pending, and the allowance of resulting Claims;

                     (b) To determine any and all adversary proceedings, applications and contested matters;

                     (c) To ensure that Distributions to holders of Allowed Claims and Interests are accomplished as provided herein;

                     (d) To hear and determine any timely objections to Claims or Interests, or to proofs of Claim or Interest filed, both before and after the Confirmation Date, including any objections to the classification of any Claim or Interest, and to allow or disallow any Disputed Claim or Interest, in whole or in part;

                     (e) To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated;

                     (f) To issue orders in aid of execution of this Plan, in accordance with section 1142 of the Bankruptcy Code;

                     (g) To consider any modifications of this Plan, to cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including the Confirmation Order;

                     (h) To hear and determine all applications by Professionals or other Persons for awards of compensation for services rendered and reimbursement of expenses;

                     (i) To hear and determine disputes arising in connection with the interpretation, implementation or enforcement of this Plan;

                     (j) To hear and determine matters concerning state, local and federal taxes in accordance with sections 346, 505 and 1146 of the Bankruptcy Code, including any requests for expedited determinations under section 505(b) of the Bankruptcy Code with respect to tax returns for any and all taxable periods of the Discontinued Operations Trust or the Altamira Trust through the date of its termination;

                     (k) To compel the conveyance of property and other performance contemplated under this Plan and documents executed in connection herewith;

                     (l) To enforce remedies upon any default under the Plan;

                     (m) To enforce all orders, judgments and rulings entered in connection with the Reorganization Case (whether or not the Reorganization Case has been closed);

                     (n) To resolve any cases, controversies, suits or disputes that may arise in connection with the consummation, interpretation or enforcement of this Plan, or any Person's obligations incurred in connection herewith;

                     (o) To issue injunctions, enter and implement other orders or take such other actions as may be necessary or appropriate to restrain interference by any Person with the occurrence of the Effective Date or enforcement of this Plan;

                     (p) To determine any other matters that may arise in connection with or relate to this Plan, the Disclosure Statement, or the Confirmation Order;

                     (q) To hear and determine disputes arising out of, or relating to, the conduct and operation of the Discontinued Operations Trust or the Altamira Trust; and

                     (r) To enter a final decree closing the Reorganization
Case.

                     15.2 Amendment or Modification of the Plan.

                     The Debtors, upon the written consent of a Majority of the Secured Lenders, may propose alterations, amendments or modifications of or to the Plan in writing at any time prior to the Confirmation Date, provided that the Plan, as altered, amended or modified, satisfies the conditions of sections 1122 and 1123 of the Bankruptcy Code, and the Debtors shall have complied with section 1125 of the Bankruptcy Code. The Plan may be altered, amended or modified at any time after the Confirmation Date and before substantial consummation, provided that the Plan, as altered, amended or modified, satisfies the requirements of sections 1122 and 1123 of the Bankruptcy Code and the Bankruptcy Court, after notice and a hearing, confirms the Plan, as altered, amended or modified, under section 1129 of the Bankruptcy Code. A holder of a Claim or Interest that has accepted the Plan shall be deemed to have accepted the Plan, as altered, amended or modified, if the proposed alteration, amendment or modification does not materially and adversely change the treatment of the holder's Claim or Interest.


                                   ARTICLE XVI

                           COMPROMISES AND SETTLEMENTS

                     This Plan is a compromise and settlement by the Secured Lenders of rights, claims and causes of action against the Debtors, and by and among the Debtors, and provides, among other things, for the substantive consolidation of the Estate for voting on, confirmation of, and Distributions under the Plan. The Plan also constitutes a compromise and settlement of Intercompany Claims between and among Debtors. This Plan shall be deemed a motion by the Debtors pursuant to Bankruptcy Rule 9019(a) and section 105(a) of the Bankruptcy Code, for approval by the Bankruptcy Court of the compromises and settlements herein, including substantive consolidation of the Estate. Notice of such motion as is required by said Rule and Bankruptcy Rule 2002 shall be deemed to have been provided by the Debtors, if it complies with the provisions of the Disclosure Statement Order concerning notice of the Confirmation Hearing. The entry of the Confirmation Order shall be deemed an approval by the Bankruptcy Court pursuant to Bankruptcy Rule 9019 of all compromises and settlements contained in this Plan, including substantive consolidation.

                                  ARTICLE XVII

                            MISCELLANEOUS PROVISIONS

                     17.1 Directors and Officers

                     (a) On the Effective Date, the term of all current members of the Board of Directors of GMI shall expire. The initial Board of Directors of Reorganized GMI after the Effective Date shall consist of seven (7) members for a term of at least one year, which shall include (i) the current CEO, John Emrich, and (ii) six (6) directors designated by the Secured Lenders. From and after the Effective Date, the Board of Directors of Reorganized GMI shall have the responsibility for the management, control and operation of Reorganized GMI pursuant to the Delaware General Corporation Law and other applicable law.

                     (b) Unless sooner replaced with the consent of the Secured Lenders, on and after the Effective Date the current members of the Board of Directors of each Subsidiary shall continue to serve as directors of the Reorganized Subsidiaries until replaced by the Board of Reorganized GMI.

                     (c) From and after the Effective Date, the current officers of the Debtors shall serve as the initial officers of the Reorganized Debtors.

                     17.2 Key Employee Retention and Bonus Plan.

                     On the Effective Date, the Reorganized Debtors shall establish a retention and bonus plan for certain key employees. A summary of the terms of such plan is annexed as Exhibit "3".

                     17.3 Payment of Statutory Fees.

                     All fees payable pursuant to section 1930, title 28, United States Code, that arose prior to Confirmation, shall be paid by the Debtors on the Effective Date. As of the Effective Date, the bankruptcy cases of the Subsidiaries shall be deemed closed. Reorganized GMI shall continue to pay its statutory fees until its Reorganization Case is closed and a final decree has been entered by the Bankruptcy Court.

                     17.4 Severability of Plan Provisions.

                     If, prior to the Confirmation Date, any term or provision of this Plan is held by the Bankruptcy Court to be invalid, void or unenforceable, the Bankruptcy Court, upon application of the Debtors with the consent of a Majority of the Secured Lenders, may modify or delete such term or provision (or portions thereof) to make it valid, enforceable or confirmable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void or unenforceable, and such term or provision shall then be applicable as interpreted, modified or deleted. Notwithstanding any such interpretation, modification or deletion, the remainder of the terms and provisions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated by such interpretation, modification or deletion. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision, as it may have been interpreted, modified or deleted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

                     17.5 Governing Law.

                     Except to the extent that the Bankruptcy Code or other federal law is applicable, or to the extent a schedule or exhibit hereto provides otherwise, the rights, duties and obligations arising under this Plan, and the instruments, agreements and other documents executed in connection with the Plan, shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York.

                     17.6 Notices.

                     All notices, requests and demands to be effective shall be in writing (including by facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

                   To the Debtors:

                              Guilford Mills, Inc.
                              4925 West Market Street
                              Greensboro, North Carolina  27407
                                    Attn: Mr. John Emrich, President
                                          Robert A. Emken, Jr., Esq.
                                          Telephone:(336) 316-4000
                                          Telecopier: (336) 316-4056

                   with copies to:

                              Togut, Segal & Segal LLP
                              One Penn Plaza
                              New York, New York 10119
                                    Attn: Albert Togut, Esq.
                                          Frank A. Oswald, Esq.
                                          Telephone:(212) 594-5000
                                          Telecopier: (212) 967-4258

                 To the DIP Lenders and Banks:

                             c/o Morgan, Lewis & Bockius LLP
                             101 Park Avenue
                             New York, NY  10178-0060
                                       Attn: Richard S. Toder, Esq.
                                             Menachem O. Zelmanovitz, Esq.
                                             Telephone:(212) 309-6000
                                             Telecopier: (212) 309-6273

                  To the Noteholders:

                             c/o King & Spalding
                             1185 Avenue Of The Americas
                             New York, NY  10036-4003
                                       Attn: Mitchell I. Sonkin, Esq.
                                             Patricia Ferrari, Esq.
                                             Telephone: (212) 556-2100
                                             Telecopier: (212) 556-2222

                  To the Creditors' Committee:

                             c/o Thelen Reid & Priest, LLP
                             40 West 57th Street
                             New York, New York  10019
                                       Attn: Martin G. Bunin, Esq.
                                             Craig E. Freeman, Esq.
                                             Telephone: (212) 603-6776
                                             Telecopier: (212) 603-2298

                  To the Discontinued Operations Trust:

                             c/o
                                 --------------------------------------------

                                       Attn:                            , Esq.
                                             ---------------------------
                                       Telephone:
                                                  ----------------------------
                                       Telecopier:
                                                   ---------------------------

                  To the Altamira Trust:

                             c/o
                                 --------------------------------------------

                                       Attn:                            , Esq.
                                             ---------------------------
                                       Telephone:
                                                  ----------------------------
                                       Telecopier:
                                                   ---------------------------


                     17.7 Controlling Documents.

                     To the extent this Plan is inconsistent with the Disclosure Statement, the provisions of this Plan shall be controlling. To the extent that this Plan is inconsistent with the terms of the Discontinued Operations Trust Agreement or the Altamira Trust Agreement, the relevant Trust Agreement shall control. The Confirmation Order shall control all other documents.

                     17.8 Reservation of Rights.

                     If this Plan is not confirmed by the Bankruptcy Court or any other court of competent jurisdiction for any reason, or if confirmed but the Effective Date does not occur within [120] days after the Confirmation Order has been entered, the Plan shall be deemed withdrawn unless otherwise agreed to by the Debtors and a Majority of the Secured Lenders. Any concession, compromise or settlement reflected herein is made for purposes of this Plan only, and if the Plan is deemed withdrawn, no Person shall be bound or deemed prejudiced by any such concession, compromise or settlement.










                          [CONCLUDED ON FOLLOWING PAGE]

                     17.9      Binding Effect.

                     The rights, benefits and obligations of any Person named or referred to in this Plan, or whose actions may be required to effectuate the terms of this Plan shall be binding on, and shall inure to the benefit of, any heir, executor, administrator, successor or assign of such Person (including, but not limited to, any trustee appointed for the Debtors under chapters 7 or 11 of the Bankruptcy Code).


Dated: July 11, 2002
       Greensboro, North Carolina


                                  GUILFORD MILLS, INC.
                                  For itself and certain of its subsidiaries
                                    and affiliates
                                  Debtors and Debtors in Possession

                                  By: /s/ John A. Emrich
                                      ----------------------------------------
                                      JOHN A. EMRICH
                                      President



COUNSEL:

Albert Togut (AT-9759)
Frank A. Oswald (FAO-1223)
Howard P. Magaliff (HPM-2189)
TOGUT, SEGAL & SEGAL LLP
One Penn Plaza - Suite 3335
New York, New York 10119
Telephone (212) 594-5000

Attorneys for Guilford Mills, Inc., et al.
Debtors and Debtors in Possession

                                   EXHIBIT 1
                          SECURED LENDER DISTRIBUTIONS
                        (to be supplied at a later date)

                                   EXHIBIT 2
                   LIST OF EXECUTORY CONTRACTS TO BE ASSUMED
                        (to be supplied at a later date)

                                   EXHIBIT 3
                              SUMMARY OF TERMS OF
                     KEY EMPLOYEE RETENTION AND BONUS PLAN

                                [GRAPHIC OMITTED]
                     GUILFORD MILLS, INC. o GREENSBORO, NC
           P.O. Box 26969 o Greensboro, NC 27419-6969 o (336) 316-4000



                       KEY MANAGEMENT EMERGENCE BONUS POOL


Purpose:

         o Retain associates who are intimately familiar with Guilford's business and industry and who have the experience and knowledge necessary to revitalize Guilford's profitability.

         o Recognize key associates who have stayed with the Company through the restructuring of the past two (2) years and who are key to the emergence.


Description:

         o        Number of Associates covered: 47

         o        Plan Design:

                        Tier I        25%         11 Executive Group
                        Tier II       15%         25 Key Managers
                        Tier III      10%         11 Key Contributors

         o Payments for participating associates will be paid 50% on emergence and 50% to be paid 90 days thereafter.


As an incentive to quickly move through the courts, the amount of the permitted retention pool that will actually be paid will be dependent upon the date of emergence from bankruptcy as follows:

           Date by which Plan of                             Percent of
           Reorganization is Confirmed                     Permitted Pool
           ---------------------------                     --------------

           September 30, 2002                                  100%
           October 31, 2002                                     90%
           November 30, 2002                                    75%
           December 31, 2002                                    50%
           Beyond December 31, 2002                              0%